UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VeriSign, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VeriSign, Inc.

487 East Middlefield Road

Mountain View, California 94043-4047

April 15, 2008

To Our Stockholders:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of VeriSign, Inc. to be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California on Thursday, May 29, 2008 at 10:00 a.m., Pacific Time.

The matters expected to be acted upon at the Meeting are described in detail in the following Notice of the 2008 Annual Meeting of Stockholders and Proxy Statement.

This year, we are implementing the new U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a notice instead of a paper copy of this proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2007 (“Annual Report”). The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each stockholder can receive a paper copy of our proxy materials, including this notice and proxy statement, our Annual Report and a form of proxy card or voting instruction card. We believe that this new process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

It is important that you use this opportunity to take part in the affairs of VeriSign by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. A PROXY MAY ALSO BE COMPLETED ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE PROXY CARD AND UNDER “INTERNET AND TELEPHONE VOTING” IN THE ATTACHED PROXY STATEMENT. Returning the Proxy does not deprive you of your right to attend the Meeting and to vote your shares in person.

We look forward to seeing you at our 2008 Annual Meeting of Stockholders.

Sincerely,

/s/ William A. Roper, Jr.
William A. Roper, Jr.
President and Chief Executive Officer

VERISIGN, INC.

487 East Middlefield Road

Mountain View, California 94043-4047

Notice of the 2008 Annual Meeting of Stockholders

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the 2008 Annual Meeting of Stockholders of VeriSign, Inc. will be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California on Thursday, May 29, 2008 at 10:00 a.m., Pacific Time. The 2008 Annual Meeting of Stockholders is being held for the following purposes:

1. To elect six directors of VeriSign, each to serve a one-year term, or until a successor has been elected and qualified or until the director’s earlier resignation or removal.

2. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2008.

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on March 31, 2008 are entitled to notice of and to vote at the 2008 Annual Meeting of Stockholders or any adjournment thereof.

By Order of the Board of Directors,

/s/ Richard H. Goshorn
Richard H. Goshorn
Secretary

Mountain View, California

April 15, 2008

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR COMPLETE THE PROXY ELECTRONICALLY OR BY PHONE AS DESCRIBED ON THE PROXY CARD AND UNDER “INTERNET AND TELEPHONE VOTING” IN THE ATTACHED PROXY STATEMENT SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING.

VERISIGN, INC.

487 East Middlefield Road

Mountain View, California 94043-4047

PROXY STATEMENT

FOR THE 2008 ANNUAL MEETING OF STOCKHOLDERS

April 15, 2008

The accompanying proxy is solicited on behalf of our Board of Directors (the “Board”) for use at the 2008 Annual Meeting of Stockholders (the “Meeting”) to be held at our corporate offices located at 487 East Middlefield Road, Mountain View, California on Thursday, May 29, 2008 at 10:00 a.m., Pacific Time. Only holders of record of our common stock at the close of business on March 31, 2008, which is the record date, will be entitled to vote at the Meeting. At the close of business on the record date, we had 194,428,020 shares of common stock outstanding and entitled to vote. This proxy statement and the accompanying form of proxy (collectively, the “Proxy Statement”) were first made available to stockholders on or about April 15, 2008. Our Annual Report on Form 10-K for the year ended December 31, 2007 (the “Annual Report”) is enclosed with this Proxy Statement.

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if the accompanying proxy is executed and returned (and not revoked) prior to the Meeting, the shares of VeriSign common stock represented by the proxy will be voted: (1) FOR the election of each of the six director candidates nominated by the Board; (2) FOR the ratification of the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 (“fiscal 2008”); and (3) in accordance with the best judgment of the named proxies on any other matters properly brought before the Meeting.

Adoption of Majority Vote Standard in Uncontested Director Elections

On February 20, 2008, our Board approved amendments to VeriSign’s Second Amended and Restated Bylaws to change the vote standard for the election of directors from a plurality of votes cast to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “withheld” for that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast. In addition, if a nominee who already serves as a director is not elected, the director shall tender his or her resignation, subject to acceptance by the Board. The Corporate Governance and Nominating Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board’s decision. If the failure of a nominee to be elected at the annual meeting results in a vacancy on the Board, that vacancy can be filled by action of the Board.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the record date.

Quorum, Effect of Abstentions and Broker Non-Votes, Vote Required to Approve the Proposals

A majority of the outstanding shares of common stock must be present or represented by proxy at the Meeting in order to have a quorum. Abstentions and broker non-votes will be treated as shares present for the purpose of determining the presence of a quorum for the transaction of business at the Meeting. A broker non-vote occurs when a bank, broker or other stockholder of record holding shares for a beneficial owner submits a proxy for the meeting, but does not vote on a particular proposal because that holder does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

If a quorum is present, a nominee for election to a position on the Board will be elected as a director if the votes cast “for” the election of the nominee exceed the votes cast as “withheld” for that nominee. The following will not be votes cast and will have no effect on the election of any director nominee: (i) a share whose ballot is marked as abstain; (ii) a share otherwise present at the meeting but for which there is an abstention; and (iii) a share otherwise present at the meeting as to which a shareholder gives no authority or direction. Stockholders may not cumulate votes in the election of directors.

If a quorum is present, approvals of the proposal to ratify the selection of KPMG LLP as our independent registered public accounting firm for fiscal 2008 and all other matters that properly come before the Meeting require that the affirmative vote of a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter. Abstentions and broker non-votes could prevent approval of such proposals if the number of affirmative votes, though a majority of the votes represented and cast, does not constitute a majority of the shares of common stock present or represented by proxy and entitled to vote on the subject matter. The inspector of elections appointed for the Meeting will separately tabulate affirmative and withheld votes, abstentions and broker non-votes.

Adjournment of Meeting

In the event that sufficient votes in favor of the proposals are not received by the date of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment would require the affirmative vote of the majority of the outstanding shares present in person or represented by proxy at the Meeting.

Expenses of Soliciting Proxies

VeriSign will pay the expenses of soliciting proxies to be voted at the Meeting. Following the original mailing of the proxies and other soliciting materials, we and/or our agents may also solicit proxies by mail, telephone, telegraph, or in person. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our shares forward copies of the proxy and other soliciting materials to persons for whom they hold shares and request authority for the exercise of proxies. In such cases, we will reimburse the record holders for their reasonable expenses if they ask us to do so.

Revocability of Proxies

Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the Meeting or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

•	a written instrument delivered to VeriSign stating that the proxy is revoked;

•	a subsequent proxy that is signed by the person who signed the earlier proxy and is presented at the Meeting; or

•	attendance at the Meeting and voting in person.

Please note, however, that if a stockholder’s shares are held of record by a broker, bank or other nominee, and that stockholder wishes to vote at the Meeting, the stockholder must bring to the Meeting a letter from the broker, bank or other nominee confirming that stockholder’s beneficial ownership of the shares.

Internet and Telephone Voting

If you hold shares of record as a registered shareholder, you can simplify your voting process and save the company expense by voting your shares by telephone at 1-800-690-6903 or on the Internet at www.proxyvote.com twenty-four hours a day, seven days a week. Telephone and Internet voting are available through 11:59 p.m. Eastern Time the day prior to the Meeting. More information regarding telephone and Internet voting is given on the proxy card. If you hold shares through a bank or brokerage firm, the bank or brokerage firm will provide you with separate instructions on a form you will receive from them. Many such firms make telephone or Internet voting available, but the specific processes available will depend on those firms’ individual arrangements.

Householding

VeriSign has adopted a procedure called “householding,” which has been approved by the Securities and Exchange Commission (the “SEC”). Under this procedure, VeriSign is delivering only one copy of the Annual Report and Proxy Statement to multiple stockholders who share the same address and have the same last name, unless VeriSign has received contrary instructions from an affected stockholder. This procedure reduces VeriSign’s printing costs, mailing costs and fees. Stockholders who participate in householding will continue to receive separate proxy cards.

VeriSign will deliver promptly upon written or oral request a separate copy of the Annual Report and the Proxy Statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or Proxy Statement, you may write or call VeriSign’s Investor Relations Department at VeriSign, Inc., 487 East Middlefield Road, Mountain View, California 94043-4047, Attention: Investor Relations, telephone (866) 447-8776 (4IR-VRSN). You may also access VeriSign’s Annual Report and Proxy Statement on the Investor Relations section of VeriSign’s Website at http://investor.verisign.com.

If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the Annual Report or Proxy Statement in the future, please contact Broadridge Financial Solutions, Inc. (“Broadridge”), either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within thirty (30) days of receipt of the revocation of your consent.

Any stockholders of record who share the same address and currently receive multiple copies of VeriSign’s Annual Report and Proxy Statement who wish to receive only one copy of these materials per household in the future, please contact VeriSign’s Investor Relations Department at the address or telephone number listed above to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Third Amended and Restated Bylaws authorize eleven directors; there are currently nine directors. The terms of the current directors, who are identified below, expire upon the election and qualification of the directors to be elected at the Meeting, with the exception of Messrs. Moore and Roper whose terms expire in 2009. Scott Kriens, a current director, has notified the Board that he has decided not to stand for re-election. The Board has nominated each of the other 6 current directors for re-election at the Meeting, to serve until the 2009 Annual Meeting of Shareholders and until their respective successors have been elected and qualified. There are currently two vacancies on the Board; there will be a third vacancy following Mr. Kriens’ departure from the Board. The Board and the Corporate Governance and Nominating Committee are working to identify suitable candidates to fill these vacancies. Proxies cannot be voted for more than six persons which is the number of nominees.

Unless otherwise directed, the persons named in the proxy intend to vote all proxies FOR the re-election of the nominees, as listed below, each of whom has consented to serve as a director if elected. If, at the time of the Meeting, any of the nominees is unable or declines to serve as a director, the discretionary authority provided in the enclosed proxy will be exercised to vote for a substitute candidate designated by the Board, unless the Board chooses to reduce its own size. The Board has no reason to believe any of the nominees will be unable or will decline to serve if elected.

Nominees/Directors

Set forth below is certain information furnished to us by our directors.

Name	Age	Position
Nominees for election as directors for a term expiring in 2009:
D. James Bidzos(1)	53	Chairman of the Board
William L. Chenevich(2)	64	Director
Kathleen A. Cote(2)	59	Director
John D. Roach(2)	64	Director
Louis A. Simpson(3)	71	Director
Timothy Tomlinson(3)	58	Director

Incumbent directors with terms expiring in 2009:
Roger H. Moore	66	Director
William A. Roper, Jr.	62	Chief Executive Officer, President and Director

(1)	Member of the Corporate Governance and Nominating Committee.
(2)	Member of the Audit Committee.
(3)	Member of the Compensation Committee.

D. James Bidzos has served as Chairman of the Board since August 2007 and from April 1995 to December 2001. He served as Vice Chairman of the Board from December 2001 to August 2007. Mr. Bidzos served as Vice Chairman of RSA Security, an Internet identity and access management solution provider, from March 1999 to May 2002 and Executive Vice President from July 1996 to February 1999. Prior thereto, he served as President and Chief Executive Officer of RSA Data Security, Inc. from 1986 to February 1999.

William L. Chenevich has served as a director since April 1995. Mr. Chenevich has served as Vice Chairman of Technology and Operations for U.S. Bancorp, a financial holding company, since February 2001. He served as Vice Chairman of Technology and Operations Services of Firstar Corporation, a financial services company, from 1999 until its merger with U.S. Bancorp in February 2001. Prior thereto, he was Group Executive Vice President of VISA International, a financial services company, from 1994 to 1999. Mr. Chenevich holds a B.B.A. degree in Business from the City College of New York and an M.B.A. degree in Management from the City University of New York.

Kathleen A. Cote has served as a director since February 2008. From May 2001 to June 2003, Ms. Cote served as Chief Executive Officer of Worldport Communications Company, a provider of Internet managed services. From September 1998 to May 2001, she served as Founder and President of Seagrass Partners, a consulting firm specializing in providing business, operational and management support for startup and mid-sized companies. Prior thereto, she served as President and Chief Executive Officer of Computervision Corporation, a supplier of desktop and enterprise, client server and web-based product development and data management software and services. Ms. Cote serves as a director of Asure Software Corporation and Western Digital Corporation. Ms. Cote holds an Honorary Doctorate from the University of Massachusetts, an M.B.A. from Babson College, and a B.A. degree from the University of Massachusetts, Amherst.

Scott G. Kriens has served as a director since January 2001. Mr. Kriens has served as Chief Executive Officer and Chairman of the Board of Directors of Juniper Networks, a provider of Internet hardware and software systems, since October 1996. From April 1986 to January 1996, Mr. Kriens served as Vice President of Sales and Operations at StrataCom, Inc., a telecommunications equipment company, which he co-founded in 1986. Mr. Kriens serves as a director of Equinix, Inc. Mr. Kriens holds a B.A. in Economics from California State University, Hayward.

John D. Roach has served as a director since July 2007. Mr. Roach has served as Chairman of the Board of Directors and Chief Executive Officer of Stonegate International, a private investment and advisory services company, since October 2001. From November 2002 to January 2006, he served as Executive Chairman of Unidare U.S., a subsidiary of Unidare plc, a public Irish financial holding company and supplier of products to the welding, safety and industrial markets. From 1998 to 2001, he served as Founder and Chairman, President and Chief Executive Officer of Builders FirstSource, Inc., a distributor of building products. Prior to that, he was Chairman, President and Chief Executive Officer of Fibreboard Corporation, a building products company, from July 1991 to July 1997 when it was acquired by Owens Corning. Mr. Roach serves as a director of PMI Group, Inc. and URS Corporation. Mr. Roach holds a B.S. degree in Industrial Management from M.I.T. and an MBA degree from Stanford University.

Louis A. Simpson has served as a director since May 2005. Since May 1993, he has served as President and Chief Executive Officer, Capital Operations, of GEICO Corporation, a passenger auto insurer. Mr. Simpson previously served as Vice Chairman of the Board of GEICO from 1985 to 1993. Mr. Simpson serves as a director of Science Applications International Corporation. Mr. Simpson holds a B.A. degree from Ohio Wesleyan University and a Masters degree in Economics from Princeton University.

Timothy Tomlinson is “Of Counsel” with the law firm Greenberg Traurig, LLP. Mr. Tomlinson was the founder and a named partner of Tomlinson Zisko LLP, a law firm, from 1983 until its acquisition by Greenberg Traurig, LLP in May 2007. Mr. Tomlinson was a member of VeriSign’s Board from 1995 until 2002. Mr. Tomlinson holds a B.A. degree in Economics, a M.A. degree in History, an M.B.A. and a J.D. degree from Stanford University.

Roger H. Moore has served as a director since February 2002. From June 2007 through November 2007, Mr. Moore served as interim Chief Executive Officer of Arbinet-Thexchange, Inc., a provider of online trading services. He was President and Chief Executive Officer of Illuminet Holdings, Inc. from December 1995 until December 2001 when VeriSign acquired Illuminet Holdings. Prior to Illuminet Holdings, Mr. Moore spent ten years with Nortel Networks in a variety of senior management positions including President of Nortel Japan. Mr. Moore serves as a director of Western Digital Corporation and Consolidated Communications Illinois Holdings, Inc. Mr. Moore holds a B.S. degree in General Science from Virginia Polytechnic Institute and State University.

William A. Roper, Jr. has served as President and Chief Executive Officer since May 2007 and has served as a director since November 2003. From April 2000 through May 2007, he served as Corporate Executive Vice President of Science Applications International Corporation (“SAIC”), a diversified technology services company, and has previously served as SAIC’s Senior Vice President from 1990 to 1999, Chief Financial Officer from 1990 to 2000, and Executive Vice President from 1999 to 2000. Mr. Roper holds a B.A. degree in Mathematics from the University of Mississippi and graduate degrees from Southwestern Graduate School of Banking at Southern Methodist University and Stanford University, Financial Management Program.

Compensation of Directors

This section provides information regarding the compensation policies for non-employee directors and amounts paid and securities awarded to these directors in 2007. William A. Roper, Jr., a director, was appointed President and Chief Executive Officer of VeriSign on May 27, 2007. As an employee of the Company, Mr. Roper no longer participates in the compensation program for non-employee directors. Mr. Roper has been compensated as an executive officer of the Company since May 27, 2007 and his compensation both as a non-employee director and an employee is described in “Executive Compensation” elsewhere in this proxy statement.

Non-Employee Director Meeting Fees and Retainer Information

During 2007, cash fees earned by non-employee directors were as follows:

Annual retainer for non-employee directors	$40,000
Additional annual retainer for Chairman of the Board	$100,000
Additional annual retainer for Audit Committee members	$20,000
Additional annual retainer for Compensation Committee members	$20,000
Additional annual retainer for Corporate Governance and Nominating Committee members	$10,000
Additional annual retainer for Audit Committee Chairman	$10,000
Additional annual retainer for Compensation Committee Chairman	$10,000
Additional annual retainer for Nominating and Corporate Governance Committee Chairman	$5,000

Non-employee directors are reimbursed for their expenses in attending meetings.

On August 7, 2007, the Compensation Committee met to consider the cash and equity-based compensation to be paid to non-employee directors. The Compensation Committee reviewed competitive market data prepared by Frederick W. Cook & Co. (“FW Cook”) for the same comparator group used to benchmark executive compensation and certain available information for other boards and reviewed the board compensation practices of these companies. Following this review and consideration of the recommendations made by FW Cook, the Compensation Committee determined that grants equal to $200,000 worth of annual equity awards split evenly between stock options and restricted stock units (“RSUs”) were in the best interest of VeriSign and its shareholders. With input from FW Cook, members of the Company’s management and other directors of the Company, the Compensation Committee also approved an increase in the amount of the annual retainer payable to non-employee directors from $37,500 to $40,000. In addition, after consideration of materials and recommendations from FW Cook, the Compensation Committee approved effective as of May 27, 2007, an additional annual retainer of $100,000 for the non-executive Chairman of the Board. Previously, the non-executive Chairman of the Board did not receive separate compensation for this position.

Non-Employee Director Compensation Table for Fiscal 2007

The following table sets forth a summary of compensation information for our non-employee directors as of December 31, 2007.

NON-EMPLOYEE DIRECTOR COMPENSATION FOR FISCAL 2007

Non-Employee Director Name	Fees Earned or Paid in Cash	Stock Awards(1)		Option Awards(1)		All Other Compensation		Total
D. James Bidzos(2)	$93,738	$79,239		$130,417		$9,656	(3)	$313,050
William L. Chenevich(4)	66,048	79,239		130,573		99,959	(5)	375,819
Michelle Guthrie(6)	62,499	79,239		199,201		—		340,939
Scott G. Kriens(7)	54,499	79,239		144,768		—		278,506
Roger H. Moore(8)	55,598	79,239		150,441		—		285,278
Edward A. Mueller(9)	91,819	19,856	(10)	79,208	(10)	—		190,883
John D. Roach(11)	30,452	51,912		50,414		—		82,364
Louis A. Simpson(12)	74,499	79,239		146,341		—		300,079
Timothy Tomlinson(13)	9,891	21,628		20,140		—		51,659

(1)	Stock Awards consist solely of RSUs. Amounts shown represent compensation expense recognized in fiscal 2007 for financial statement reporting purposes for the applicable awards granted in fiscal 2007 and in prior years pursuant to the Statement of Financial Accounting Standards No. 123(R) (“FAS 123R”), disregarding expenses previously recognized with respect to forfeited awards. The grant date fair value of each Stock Award granted on August 7, 2007 was $130,816. The grant date fair value of the Stock Award granted on November 6, 2007 to Mr. Tomlinson was $144,680. The grant date fair value for each Option Award granted to non-employee directors on August 7, 2007 was $312,537. The grant date fair value for the Option Award granted on November 6, 2007 to Mr. Tomlinson was $345,658. The assumptions used to calculate the value of awards for fiscal 2007 are set forth in Note 13, “Stock-Based Compensation”, of our Notes to Consolidated Financial Statements in the accompanying Annual Report, and the assumptions used to calculate awards in prior years are set forth in the Notes to Consolidated Financial Statements in the Annual Reports on Form 10-K for the corresponding years.
(2)	As of December 31, 2007, Mr. Bidzos held 7,886 RSUs and outstanding options to purchase 114,398 shares of the Company’s common stock.
(3)	Payment in connection with Mr. Bidzos’ election as of December 31, 2006 to adjust the exercise price of certain options subject to Section 409A of the Internal Revenue Code of 1986, as amended (“409A Affected Options”).
(4)	As of December 31, 2007, Mr. Chenevich held 7,886 RSUs and outstanding options to purchase 101,898 shares of the Company’s common stock.
(5)	Payment (on a fully grossed-up basis) for estimated taxes and interest in connection with certain 409A Affected Options.
(6)	Ms. Guthrie resigned as a director on February 20, 2008. As of December 31, 2007, Ms. Guthrie held 7,886 RSUs and outstanding options to purchase 78,148 shares of the Company’s common stock.
(7)	As of December 31, 2007, Mr. Kriens held 7,886 RSUs and outstanding options to purchase 115,648 shares of the Company’s common stock.
(8)	As of December 31, 2007, Mr. Moore held 7,886 RSUs and outstanding options to purchase 103,148 shares of the Company’s common stock.
(9)	Mr. Mueller resigned as a director on August 15, 2007. As of December 31, 2007, Mr. Mueller held no RSUs and outstanding options to purchase 9,375 shares of the Company’s common stock.
(10)	Does not include an estimated compensation expense of $59,383 for stock awards and $82,655 for stock option awards recognized previously with respect to forfeited equity awards.
(11)	As of December 31, 2007, Mr. Roach held 3,311 RSUs and outstanding options to purchase 10,548 shares of the Company’s common stock.
(12)	As of December 31, 2007, Mr. Simpson held 7,886 RSUs and outstanding options to purchase 78,148 shares of the Company’s common stock.
(13)	As of December 31, 2007, Mr. Tomlinson held 4,415 RSUs and outstanding options to purchase 10,548 shares of the Company’s common stock.

Stock options are granted at an exercise price not less than 100% of the fair market value of VeriSign’s common stock on the date of grant and have a term of not greater than 10 years from the date of grant. Stock options and RSUs granted to non-employee directors in 2007 vest in quarterly installments over one year from the date of grant. Directors are permitted to exercise vested stock options for up to three years following the termination of their Board service. The Compensation Committee may authorize grants with different vesting schedules in the future. The vesting of equity awards for all non-employee directors accelerates as to 100% of any unvested equity awards upon certain changes-in-control as set for in the 2006 Equity Incentive Plan and the 1998 Directors Stock Option Plan.

The Board Recommends a Vote “FOR” the Election of Each of the Nominated Directors.

CORPORATE GOVERNANCE

Independence of Directors

As required under The NASDAQ Stock Market’s listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our legal counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NASDAQ Stock Market.

Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and VeriSign, our executive officers and our independent registered public accounting firm, the Board affirmatively determined on February 20, 2008 that the majority of our Board is comprised of independent directors. Our independent directors are: Mr. Bidzos, Mr. Chenevich, Ms. Cote, Mr. Kriens, Mr. Roach, Mr. Simpson, and Mr. Tomlinson. Each director who serves on the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee is an independent director. The Board is currently reviewing Mr. Bidzos’s independent director status following his election as “representative director” of one of our majority-owned subsidiaries, VeriSign Japan K.K. on March 21, 2008. Mr. Bidzos will not be compensated in this interim role, though he may perform executive functions while he assists the Company in transitioning to new management. Edward A. Mueller served as Chairman of the Board until his resignation on August 15, 2007. Stratton D. Sclavos served as a director until his resignation on May 27, 2007. Michelle Guthrie served as a director until her resignation on February 20, 2008.

Board and Committee Meetings

The Board met nine times and its committees collectively met twenty-seven times during 2007. No director during the last fiscal year attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board and (ii) the total number of meetings held by all committees on which he or she served during 2007.

Board Members’ Attendance at the Annual Meeting

Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of the stockholders, we encourage directors to attend. Two members of the Board attended our 2007 Annual Meeting of Stockholders.

Corporate Governance and Nominating Committee

The Board has established a Corporate Governance and Nominating Committee to recruit, evaluate, and nominate candidates for appointment or election to serve as members of the Board, recommend nominees for committees of the Board, recommend corporate governance policies and periodically review and assess the adequacy of these policies, and review annually the performance of the Board. The Corporate Governance and Nominating Committee is currently composed of Messrs. Bidzos and Kriens, each of whom, pending the Board’s review in the case of Mr. Bidzos, has been determined by the Board to be an “independent director” under the rules of The NASDAQ Stock Market. The Corporate Governance and Nominating Committee operates pursuant to a written charter. The Corporate Governance and Nominating Committee’s charter is located on our Website at http://investor.verisign.com/documentdisplay.cfm?DocumentID=547. The Corporate Governance and Nominating Committee met four times during 2007.

In carrying out its function to nominate candidates for election to the Board, the Corporate Governance and Nominating Committee considers the performance and qualifications of each potential nominee or candidate, not only for his or her individual strengths but also for his or her contribution to the Board as a group.

The Corporate Governance and Nominating Committee considers candidates for director nominees proposed by directors, the chief executive officer and stockholders. The Corporate Governance and Nominating Committee may also from time to time retain one or more third-party search firms to identify suitable candidates.

If you would like the Corporate Governance and Nominating Committee to consider a prospective candidate, in accordance with our Bylaws, please submit the candidate’s name and qualifications to: Richard H. Goshorn, Secretary, VeriSign, Inc., 21351 Ridgetop Circle, Dulles, Virginia 20166.

The Corporate Governance and Nominating Committee will consider all candidates identified through the processes described above, and will evaluate each of them, including incumbents and candidates nominated by stockholders, based on the same criteria.

Audit Committee

The Board has established an Audit Committee that oversees the accounting and financial reporting processes at the Company, internal control over financial reporting, audits of the Company’s financial statements, the qualifications of the Company’s independent auditor, and the performance of the Company’s internal audit department and the independent auditor. The independent auditor reports directly to the Audit Committee and the Audit Committee is responsible for the appointment (subject to shareholder ratification), compensation and retention of the independent auditor. The Audit Committee also oversees the Company’s processes to manage business and financial risk, and compliance with significant applicable legal and regulatory requirements, and oversees the Company’s ethics and compliance programs. The Audit Committee is currently composed of Messrs. Chenevich and Roach and Ms. Cote. Each member of the Audit Committee meets the independence criteria of The NASDAQ Stock Market and the SEC. Each Audit Committee member meets The NASDAQ Stock Market’s financial knowledge requirements, and the Board has determined that Mr. Roach is “financially sophisticated,” as such term is defined in Rule 4350(d)(2)(A) of The NASDAQ Stock Market. The Audit Committee operates pursuant to a written charter, which complies with the applicable provisions of the Sarbanes-Oxley Act of 2002 and related rules of the SEC and The NASDAQ Stock Market. A copy of the Audit Committee charter is set forth as Appendix A to this Proxy Statement and is located on our Website at http://investor.verisign.com/documentdisplay.cfm?DocumentID=544. The Audit Committee met twelve times during 2007.

Audit Committee Financial Expert

Our Board has determined that John D. Roach is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Roach meets the independence requirements for audit committee members as defined in the applicable listing standards of the NASDAQ Stock Market.

Report of the Audit Committee

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that VeriSign specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

The Audit Committee is composed of three non-management directors who meet the independence and experience requirements of The NASDAQ Stock Market. The Audit Committee operates under a written charter adopted by the Board. The members of the Audit Committee are Messrs. Chenevich (Chairperson) and Roach and Ms. Cote.

Management is responsible for the preparation, presentation and integrity of VeriSign’s financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, KPMG LLP, is responsible for performing an independent audit of VeriSign’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and for issuing a report thereon. The Audit Committee is responsible for oversight of our financial, accounting and reporting processes and our compliance with legal and regulatory requirements. The Audit Committee is also responsible for the appointment, compensation and oversight of our independent registered public accounting firm, which includes reviewing the independent registered public accounting firm’s independence, reviewing and approving the planned scope of the annual audit, overseeing the independent auditors’ audit work, reviewing and pre-approving any non-audit services that may be performed by the independent auditors, reviewing with management and the independent auditors the adequacy of our internal financial controls, and reviewing our critical accounting policies and the application of accounting principles.

We have adopted a policy regarding rotation of the audit partners responsible for the audit of VeriSign’s financial statements. No audit partner (as defined under SEC rules) of the public accounting firm providing audit services to VeriSign shall have served as the lead or coordinating audit partner (having primary responsibility for the audit) or as the audit partner responsible for reviewing the audit for more than five consecutive fiscal years.

During 2007, at each of our meetings, we met with the senior members of VeriSign’s financial management team and our independent registered public accounting firm. We recommended to the Board that KPMG LLP be engaged as VeriSign’s independent registered public accounting firm and we reviewed with KPMG LLP the overall audit scope and plans. We met privately with KPMG LLP to discuss the results of the audit, evaluations by the auditors of VeriSign’s accounting and internal controls and quality of VeriSign’s financial reporting. The Audit Committee met twelve times during 2007.

Our review of the audited financial statements contained in VeriSign’s Annual Report on Form 10-K for the year ended December 31, 2007 included a discussion of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements. Management represented to us that VeriSign’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and we have reviewed and discussed the consolidated financial statements with management and KPMG LLP.

We discussed with KPMG LLP matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees.” We also discussed with KPMG LLP their annual written disclosures and letter on their independence from VeriSign and its management, as required by Independent Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee has also considered whether the non-audit services provided by KPMG LLP to VeriSign during 2007 are compatible with maintaining the auditors’ independence.

Based upon our discussions with management and KPMG LLP and our review of the representations of management, and the report of KPMG LLP to the Audit Committee, we recommended to the Board that the audited consolidated financial statements be included in VeriSign’s Annual Report on Form 10-K for the year ended December 31, 2007, for filing with the SEC.

This report is submitted by the Audit Committee

William L. Chenevich (Chairperson)

Kathleen A. Cote

John D. Roach

Compensation Committee

The Board has established a Compensation Committee to discharge the Board’s responsibilities with respect to all forms of compensation of the Company’s executive officers, to administer the Company’s equity incentive plans, and to produce an annual report on executive compensation for use in the Company’s proxy statement. The

Compensation Committee is also responsible for approving and evaluating executive officer compensation arrangements, plans, policies and programs of the Company, and for administering the Company’s equity incentive plans for employees. The Compensation Committee operates pursuant to a written charter. The Compensation Committee’s charter is set forth as Appendix B to this Proxy Statement and is located on our Website at http://investor.verisign.com/documentdisplay.cfm?DocumentID=546. The Compensation Committee is currently composed of Messrs. Simpson and Tomlinson, each of whom is an “independent director” under the rules of The NASDAQ Stock Market, and an “outside director” pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Compensation Committee met eleven times during 2007. For further information regarding the role of compensation consultants and management in setting executive compensation, see “Executive Compensation—Compensation Discussion and Analysis.”

Communicating with the Board

Any stockholder who desires to contact the Board may do so electronically by sending an e-mail to the following address: bod@verisign.com. Alternatively, a stockholder may contact the Board by writing to: Board of Directors, VeriSign, Inc., 487 East Middlefield Road, Mountain View, California 94043-4047, Attention: Secretary. Communications received electronically or in writing are distributed to the Chairman of the Board or other members of the Board, as appropriate, depending on the facts and circumstances outlined in the communication received.

Legal Proceedings

On July 6, 2006, a stockholder derivative complaint (Parnes v. Bidzos, et al., and VeriSign) was filed against the Company, as a nominal defendant, and certain of its current and former directors and executive officers related to certain historical stock option grants. The complaint seeks unspecified damages on behalf of VeriSign, constructive trust and other equitable relief. Two other derivative actions were filed, one in United States District Court for the Northern District of California (Port Authority v. Bidzos, et al., and VeriSign), and one in state court (Port Authority v. Bidzos, et al., and VeriSign) on August 14, 2006. We are named as a nominal defendant in these actions. The federal actions have been consolidated and plaintiffs filed a consolidated complaint on November 20, 2006. Motions to dismiss the consolidated federal court complaint were heard on May 23, 2007. Those motions were granted on September 14, 2007. Motions to stay the state court action are pending. On May 15, 2007, a putative class action (Mykityshyn v. Bidzos, et al., and VeriSign) was filed in Superior Court for the State of California, Santa Clara County naming the Company and certain current and former officers and directors, alleging false representations and disclosure failures regarding certain historical stock option grants. The plaintiff purports to represent all individuals who owned our common stock between April 3, 2002, and August 9, 2006. The complaint seeks rescission of amendments to the 1998 and 2006 Option Plans and the cancellation of shares added to the 1998 Option Plan. The complaint also seeks to enjoin defendants from granting any stock options and from allowing the exercise of any currently outstanding options granted under the 1998 and 2006 Option Plans. The complaint seeks an unspecified amount of compensatory damages, costs and attorneys fees. The identical case was filed in state court under a separate name (Pace. v. Bidzos, et al., and VeriSign) on June 19, 2007, and on October 3, 2007 (Mehdian v. Bidzos, et al.). On December 3, 2007, a consolidated complaint was filed in Superior Court for the State of California, Santa Clara County. VeriSign and the individual defendants dispute all of these claims.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and other senior accounting officers. The “Code of Ethics for the Chief Executive Officer and Senior Financial Officers” is located on our Website at http://investor.verisign.com/documents2.cfm. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of this code of ethics by posting such information on our Website, at the address and location specified above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2008 by:

•	each current stockholder who is known to own beneficially more than 5% of our common stock;

•	each current director;

•	each of the Named Executive Officers (see the “Summary Compensation Table” elsewhere in this Proxy Statement); and

•	all current directors and executive officers as a group.

The percentage ownership is based on 194,428,020 shares of common stock outstanding at March 31, 2008. Shares of common stock that are subject to options currently exercisable or exercisable within 60 days of March 31, 2008 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options but are not deemed outstanding for computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes following the table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable.

BENEFICIAL OWNERSHIP TABLE

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number(1)		Percent(1)
Greater Than 5% Stockholders
FMR LLC 82 Devonshire Street Boston, MA 02109	28,633,554	(2)	14.73%

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	27,385,083	(3)	14.08

Eton Park Capital Management, L.P. 825 Third Avenue, 9th Floor New York, New York 10022	18,049,500	(4)	9.28

Wellington Management Company, LLP 8889 Pelican Bay Blvd., Suite 500 Naples, FL 34108	13,252,090	(5)	6.82

Directors and Named Executive Officers
William A. Roper, Jr.(6)	352,835		*
Albert E. Clement(7)	203,205		*
Scott G. Kriens(8)	188,157		*
D. James Bidzos(9)	165,345		*
John M. Donovan(10)	42,048		*
Louis A. Simpson(11)	118,314		*
William L. Chenevich(12)	109,657		*
Roger H. Moore(13)	96,148		*
John D. Roach(14)	22,326		*
Timothy Tomlinson(15)	10,389		*
Kathleen A. Cote(16)	3,159		*
Stratton D. Sclavos	—		*
Dana L. Evan(17)	65,813		*
Mark D. McLaughlin(18)	11,250		*
Robert J. Korzeniewski(19)	65,482		*
Aristotle N. Balogh(20)	59,215		*
All current directors and executive officers as a group (16 persons)(21)	1,785,557			%

*	Less than 1% of VeriSign’s outstanding common stock.

(1)	The percentages are calculated using 194,428,020 outstanding shares of the Company’s common stock on March 31, 2008 as adjusted pursuant to Rule 13d-3(d)(1)(i). Pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended, beneficial ownership information also includes shares subject to options exercisable within 60 days of March 31, 2008.
(2)	Based on Schedule 13G/A filed on February 14, 2008 with the SEC by FMR LLC, with respect to beneficial ownership of 28,633,554 shares. FMR LLC has sole voting power over 586,368 of these shares and sole dispositive power over 28,633,554 of these shares.
(3)	Based on Schedule 13G/A filed on February 12, 2008 with the SEC by T. Rowe Price Associates, Inc., with respect to beneficial ownership of 27,385,083 shares. T. Rowe Price Associates, Inc. has sole voting power over 6,069,043 of these shares and sole dispositive power over 27,385,083 of these shares.
(4)	Based on Schedule 13G/A filed on February 13, 2008 with the SEC by: (i) Eric M. Mindich (“Mindich”), with respect to beneficial ownership of 6,016,500 shares, over which he has shared voting power and shared dispositive power; (ii) Eton Park Fund, L.P. (“EP Fund”), with respect to beneficial ownership of 2,157,775 shares, over which EP Fund has shared voting power and shared dispositive power; (iii) Eton Park Master Fund, Ltd. (“EP Master Fund”), with respect to beneficial ownership of 3,858,725 shares, over which EP Master Fund has shared voting power and shared dispositive power; (iv) Eton Park Associates, L.P. (“EP Associates”), with respect to beneficial ownership of 2,157,775 shares, over which EP Associates has shared voting power and shared dispositive power; and (v) Eton Park Capital Management, L.P. (“EP Capital”), with respect to beneficial ownership of 3,858,725 shares, over which EP Capital has shared voting power and shared dispositive power. Mindich is a managing member of Eton Park Associates, L.L.C. and Eton Park Capital Management, L.L.C. Eton Park Associates, L.L.C. is the general partner of EP Associates, which is the general partner of EP Fund. Eton Park Capital Management, L.L.C. is the general partner of EP Capital, which is an investment advisor to EP Master Fund. As of the date of filing of Schedule 13G/A, Mindich, EP Fund, EP Master Fund, EP Associates and EP Capital disclaim beneficial ownership of more than five percent of common shares in the Company.
(5)	Based on Schedule 13G filed on February 14, 2008 with the SEC by Wellington Management Company, LLP, with respect to beneficial ownership of 13,252,090 shares. Wellington Management Company, LLP has shared voting power over 9,347,100 of these shares and shared dispositive power over 13,174,390 of these shares.
(6)	Includes 10,000 shares held indirectly by the FMT CO Cust IRA Rollover FBO William A. Roper, Jr., of which Mr. Roper has sole beneficial ownership. Also includes 145,313 shares subject to options held directly by Mr. Roper. Also includes 96,554 shares subject to RSUs and 88,300 shares subject to performance-based restricted stock units (“Performance RSUs”). Mr. Roper is our President and Chief Executive Officer and a member of the Board.
(7)	Includes 128,463 shares subject to options held by Mr. Clement. Also includes 18,635 shares subject to RSUs and 49,506 shares subject to Performance RSUs. Mr. Clement is our former Chief Financial Officer. Mr. Clement’s employment with the Company ended on April 4, 2008.
(8)	Includes 82,629 shares held indirectly by the Kriens 1996 Trust U/T/A October 29, 1996, over which Mr. Kriens and his spouse exercise investment and voting control. Also includes 97,642 shares subject to options held directly by Mr. Kriens. Also includes 6,782 shares subject to RSUs.
(9)	Includes 101,080 shares subject to options held directly by Mr. Bidzos. Also includes 6,782 shares subject to RSUs. Mr. Bidzos is Chairman of our Board.
(10)	Includes 39,487 shares subject to options held directly by Mr. Donovan. Mr. Donovan is our former Executive Vice President, Sales, Operations, Customer Care and Product Development and resigned from the Company on March 31, 2008.
(11)	Includes 57,799 shares subject to options held directly by Mr. Simpson. Also includes 6,782 shares subject to RSUs.
(12)	Includes 88,580 shares subject to options held directly by Mr. Chenevich. Also includes 6,782 shares subject to RSUs.
(13)	Includes 85,142 shares subject to options held directly by Mr. Moore. Also includes 6,782 shares subject to RSUs.
(14)	Includes 7,911 shares subject to options held directly by Mr. Roach. Also includes 2,207 shares subject to RSUs.
(15)	Includes 5,274 shares subject to options held directly by Mr. Tomlinson. Also includes 3,311 shares subject to RSUs.
(16)	Includes 1,773 shares subject to options held directly by Ms. Cote. Also includes 1,386 shares subject to RSUs.
(17)	Includes 65,813 shares held indirectly by the Evan 1991 Living Trust under which Ms. Evan and her spouse are co-trustees. Ms. Evan is our former Executive Vice President, Finance and Administration and Chief Financial Officer and resigned from the Company on July 10, 2007.
(18)	Mr. McLaughlin is our former Executive Vice President, Products and Marketing and resigned from the Company on December 1, 2007.
(19)	Mr. Korzeniewski is our former Executive Vice President, Corporate Development and retired from the Company on December 31, 2007.
(20)	Includes 50,625 shares subject to options held directly by Mr. Balogh. Mr. Balogh is our former Executive Vice President and Chief Technology Officer and resigned from the Company on January 8, 2008.
(21)	Includes the shares described in footnotes (6)-(16) and 473,974 shares beneficially held by five additional executive officers, of which 192,324 shares are subject to options, 112,487 are subject to RSUs, and 155,733 shares are subject to Performance RSUs.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of VeriSign’s common stock to file initial reports of ownership and reports of changes in ownership with the SEC and The NASDAQ Stock Market. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. We file Section 16(a) reports on behalf of our directors and executive officers to report their initial and subsequent changes in beneficial ownership of our common stock.

Based solely on a review of the reports we filed on behalf of our directors and executive officers, or written representations from reporting persons that all reportable transactions were reported, the Company believes that all Section 16(a) filing requirements applicable to our directors and executive officers were complied with for fiscal 2007; except three reports, covering a total of four transactions, were filed late for Aristotle N. Balogh; two reports, covering a total of five transactions, were filed late for D. James Bidzos; two reports, covering a total of three transactions, were filed late for Albert E. Clement; four reports, covering a total of seven transactions, were filed late for Robert J. Korzeniewski; one report, covering one transaction, was filed late for Judy Lin; six reports, covering a total of ten transactions, were filed late for Mark D. McLaughlin; two reports, covering a total of three transactions, were filed late for William A. Roper, Jr.; and one report, covering a total of two transactions, was filed late for each of William L. Chenevich, John M. Donovan, Dana L. Evan, Richard H. Goshorn, Michelle Lee Guthrie, Scott G. Kriens, Russell S. Lewis, Roger H. Moore, Edward A. Mueller, John D. Roach and Louis A. Simpson.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Summary

2007 was a year of transition for us. We are in the process of implementing a new business strategy that will allow us to focus on expanding our core businesses, such as web certificates and the Internet naming registry, and developing closely aligned growth opportunities, such as identity protection services. At the same time, we will be divesting a number of peripheral businesses in our portfolio such as communications, billing and commerce. We experienced significant turnover in our executive ranks in 2007, including in our Chief Executive Officer and Chief Financial Officer positions. In connection with this transition, our executive compensation program went through a number of changes in 2007, including refinement of the performance metrics we use to measure our annual performance as a Company and a change in the mix of long-term equity awards granted.

The ultimate goal of our executive compensation program remains to create long-term value for our stockholders. Toward this goal, we have designed our compensation programs for our executives to reward them for sustained financial and operating performance and leadership excellence, to align their interests with those of our stockholders and to encourage them to remain with us into the future.

In the sections below, we describe our executive compensation program for 2007, including:

•	The principles on which our executive compensation program was based.

•	The process by which the Compensation Committee established and reviewed the executive compensation program.

•	The elements that made up our executive compensation program, as well as detailed information on each individual element.

For 2007, our Named Executive Officers were:

1. William A. Roper, Jr., President, Chief Executive Officer and Director

2. Albert E. Clement, former Chief Financial Officer

3. John M. Donovan, former Executive Vice President, Sales, Operations, Customer Care and Product Development

4. Aristotle N. Balogh, former Executive Vice President and Chief Technology Officer

5. Robert J. Korzeniewski, former Executive Vice President, Corporate Development

Mr. Clement’s employment with the Company ended on April 4, 2008. On April 4, 2008, the Company’s Board of Directors appointed Brian G. Robins as acting Chief Financial Officer of VeriSign. Mr. Robins, 38, has served as Senior Vice President, Finance, for the Company since August 2007 and as Vice President from January 2007 to August 2007. Prior to joining VeriSign in January 2007, Mr. Robins was employed by NeuStar, a provider of clearinghouse services for communication service providers and enterprises, in a number of capacities since 2001, including as Vice President of Finance and Treasurer. Mr. Robins holds a B.A degree in Finance from Lipscomb University and an M.B.A. from Vanderbilt University. The Compensation Committee will consider changes to Mr. Robins’ current compensation, if any, at a future date.

Messrs. Korzeniewski, Balogh and Donovan terminated their employment on December 31, 2007, January 8, 2008, and March 31, 2008, respectively. In addition, a number of our senior executives left the Company during 2007, including the following, who are also considered to be Named Executive Officers for 2007:

1. Stratton D. Sclavos, former Chairman of the Board, President, and Chief Executive Officer

2. Dana L. Evan, former Executive Vice President, Finance and Administration and Chief Financial Officer

3. Mark D. McLaughlin, former Executive Vice President, Products and Marketing

Executive Compensation

Compensation Goals and Philosophy

As stated above, the goal of our executive compensation program is to create long-term value for our stockholders. In order to achieve this goal, our executive compensation program seeks to attract and retain highly talented executives, motivate them to achieve our business objectives and contribute to our long-term success.

Our executive officer compensation program is designed with the following principles in mind:

•

Performance: a significant portion of each executive officer’s total compensation should depend on the achievement of corporate objectives and the creation of stockholder value. Compensation should be directly linked to measurable corporate and individual performance, and provide incentives for superior performance that will drive demonstrable business impact.

•	Alignment: compensation should closely align the interests of our executive officers with the long-term interests of our stockholders.

•	Retention: compensation should be competitive with that offered by other leading high technology companies we view as competitors for the employment of talented executives.

The Process for Setting Compensation

Role of the Compensation Committee:    The Compensation Committee of our Board (the “Compensation Committee”) is ultimately responsible for the oversight of our compensation and benefit programs, and sets the policies governing compensation of our executive officers and our other employees. As part of this process, the Compensation Committee annually reviews and approves all elements of our executive compensation program, including the annual incentive bonus program and long-term incentive compensation programs for our non-officer employees.

Compensation decisions are made by the Compensation Committee after reviewing the performance of the Company and each executive’s performance during the year against established goals, current compensation arrangements, market trends, and the compensation history of the executive officer relative to the other executives.

Role of Management:    The CEO annually reviews the performance of each executive officer (other than the CEO whose performance is reviewed by the Chairman and the Compensation Committee) and makes a recommendation regarding the salary, incentive bonus and long-term incentive compensation for each executive officer (other than himself) based on his assessment of the performance of each individual. The CEO also takes an active part in the discussions at Compensation Committee meetings at which the compensation of executives who report to him directly, including the Named Executive Officers is discussed. All decisions regarding the CEO’s compensation are made by the Compensation Committee in executive session, without the CEO present.

Role of Compensation Consultant:    Compensia Inc., a recognized, management consulting firm (“Compensia”) served as independent consultant to the Compensation Committee during the first half of 2007 to assist it in evaluating and analyzing the Company’s executive compensation program, principles and objectives, as well as the specific compensation and benefit design recommendations presented by the Company’s executive management.

In May 2007, the Compensation Committee engaged Frederick W. Cook & Co. (“FW Cook”) to serve as its independent compensation consultant. FW Cook reports directly to the Compensation Committee and assists in evaluating and analyzing our executive compensation program, principles and objectives, as well as the specific compensation and benefit design recommendations presented by our executive management. FW Cook does not perform any other services for us other than its consulting services to the Compensation Committee.

Benchmarking:    We use a benchmarking process to help determine base salary, annual incentive bonus and long-term incentive compensation targets for our executive officers. We undertake an annual study of competitive compensation practices for executive officers at certain high technology companies that we view as our peers or as competitors for talent.

The Compensation Committee targets total cash compensation (base salary and annual incentive bonus) for each Named Executive Officer at a percentile between the 50th and 75th percentile of the compensation peer group. Long-term incentive compensation is targeted at the 75th percentile of the compensation peer group. Adjustments to total compensation are made based on the executive’s individual performance in the prior year relative to his peers, the executive’s future potential with us, and the scope of the executive’s responsibilities and experience. The Compensation Committee believes that setting base salary, bonus and long-term incentive compensation targets at these levels is necessary in order to effectively attract, retain and motivate talented executives. Other elements of compensation, including health and welfare benefits, and severance and change in control payments and benefits are reviewed periodically by the Compensation Committee to ensure that our total compensation is competitive based on data obtained from various sources at the time of the review.

Our compensation peer group is principally made up of publicly-traded companies in the high technology sector that are either business competitors and/or with which we compete for executive talent. The peer group is comparable to us with regard to labor market competition, market capitalization, revenue and number of employees. The peer group is reviewed annually and adjustments are made as necessary to ensure the group continues to appropriately reflect the competitive market for key talent and includes companies similar to us in scope and complexity.

The Compensation Committee determined that the compensation peer group for 2007 would consist of the following fifteen companies: Adobe Systems Inc., Akamai Technologies Inc., Autodesk, BEA Systems Inc., BMC Software, Inc., Business Objects S.A., Cadence Design Systems Inc., Citrix Systems Inc., Convergys Corporation, Electronic Arts Inc., Intuit Inc., Juniper Networks Inc., McAfee, Inc., Network Appliance Inc., and Symantec Corp.

Range of Revenues and Market Cap for 2007 Peer Group

	2007 Revenue (in millions)	12/31/2007 Market Cap (in millions)
75th Percentile	$2,997.1	$12,743.7
Median	$2,070.2	$7,210.7
25th Percentile	$1,498.6	$5,985.8
VeriSign	$1,496.3	$8,480.5

Equity Award Practices:    Except for equity awards made in connection with new hires and promotions, equity awards to executive officers and other employees are generally made annually on the date of the Compensation Committee meeting held in August each year. The Compensation Committee must approve all new hire and promotion grants to Section 16 executive officers.

Elements of Compensation Program

Base Salary:    Base salary is the primary fixed component of our compensation program, and is intended to provide a guaranteed level of annual income to our executives. We believe that offering a competitive annual base salary that is not subject to risk for performance is vital in attracting and retaining our executives.

Base salaries of our executive officers are determined annually. Actual base salary levels are established based upon each executive officer’s job responsibilities and experience, individual contributions and future potential, with reference to base salary levels of executives at other high technology companies we view as our peers. As described above, we target a percentile above the median as determined by a benchmarking analysis in setting the total cash compensation (base salary and annual incentive bonus) for each executive officer. However, the Compensation Committee is mindful of the effects that any changes to base salary can have on other elements of our compensation program such as target bonus amounts and potential severance payments, and carefully considers these factors when setting or changing executive base salaries.

During the course of 2007, the Compensation Committee approved base salary adjustments for several of our senior executive officers, including some of the Named Executive Officers. The adjustments were made after the Compensation Committee reviewed competitive benchmark data provided by Compensia and by FW Cook and recommendations from the CEO regarding each executive’s individual performance. The Compensation Committee determined that the resulting salary levels were between the competitive median and 75th percentile.

Name	Title	1/1/07 Salary Rate	12/31/07 Salary Rate
William A. Roper, Jr.	President, Chief Executive Officer and Director	n/a	$750,000
Albert E. Clement	former Chief Financial Officer	$290,000	$375,000
John M. Donovan	former EVP, Sales, Operations, Customer Care and Product Development	$450,000	$450,000
Aristotle N. Balogh	former EVP and Chief Technology Officer	$336,000	$360,000
Robert J. Korzeniewski	former EVP, Corporate Development	$367,500	$375,000

The salary rate for Mr. Roper reflects his base salary when he was hired as VeriSign’s President, Chief Executive Officer and Director on May 27, 2007. Mr. Clement received a base salary increase on January 27, 2007 bringing his salary from $290,000 to $305,000. On July 12, 2007, Mr. Clement was appointed to the position of Chief Financial Officer and his salary was increased upon his promotion to $375,000. Messrs. Balogh and Korzeniewski received increases to their base salaries effective May 1, 2007. Mr. Donovan’s base salary reflects his salary rate when he was hired on December 1, 2006 and there were no other increases to his salary in 2007.

Annual Incentive Bonus:    We have established the VeriSign Performance Plan (“VPP”), an annual cash bonus plan that is designed to reward members of the executive team and other employees for their contributions in helping us achieve financial, operating, and other goals. The plan provides participants with the opportunity to earn an annual cash bonus based on our performance compared against pre-established financial, individual, or strategic goals. Target bonus levels for our executive officers are established in part by reference to bonus levels of executives at other high technology companies we view as our peers as determined by our benchmarking analysis.

In 2007, the performance measures for the VPP were consolidated Company operating income and operating cash flow, as adjusted, with each goal being equally weighted. The adjusted measures exclude the following items which are included under GAAP operating income: amortization of intangible assets, impairment of goodwill, acquired in-process research and development, stock-based compensation, former CEO severance, non-recurring costs and settlements, restructuring, impairments and other charges (reversals), net gain or loss on the sale or impairment of investments, gain or loss on the sale of a subsidiary, unrealized gain on Jamba JV call option, realized and unrealized gains and losses on embedded derivative, and stock option investigation costs. These goals represented a change from the previous year, when revenues and as adjusted operating income were used. The Compensation Committee changed the goals for 2007 because of the changes in our strategic plan in 2007, as the Compensation Committee believed that changing the revenue goal to operating cash flow goal, as adjusted, would be a more appropriate performance measure for the Company. The goals for 2007 were reviewed by the Compensation Committee in February and May of 2007. However, due to a strategic review of business operations, the Compensation Committee deferred final approval of the metrics and goals for 2007 until approved in November 2007.

For the 2007 VPP bonuses, the Compensation Committee established target levels of performance for each metric, equal to $450 million for operating cash flow and $354 million for operating income. Actual funding for payouts was determined by the Company’s average achievement as a percent of target for the two goals. No payments would be provided for achievement at or below 80% of target, while achievement at or above 120% of the target goals could result in payment of 150% of each executive’s target bonus. For 2007, the Compensation Committee determined that the Company achieved 103% of the operating cash flow target and 93% of the operating income target for a combined average result of 98% of target. This achievement of 98% of the targeted performance resulted in the bonus funded at 90% of targeted dollars, based on the schedule, approved by the Compensation Committee.

Bonus targets for the Named Executive Officers are set at 60% of base salary except for Mr. Roper whose bonus target is set at 100% of base salary. Bonuses to executives are pro-rated from date of hire or from assignment to executive officer position, or as in the case of former executives, per their severance arrangement. At the Compensation Committee meeting held on February 19, 2008, the Compensation Committee approved VPP bonus payments to Named Executive Officers for the following amounts: Mr. Roper, $405,000; Mr. Clement, $134,000; Mr. Donovan, $243,000; Mr. Balogh, $116,640; Mr. Korzeniewski, $121,500; Ms. Evan, $117,936; and Mr. McLaughlin, $145,800. In determining the final payments, the Compensation Committee took into account the performance results of the VPP and assessment of the individual performance of each of the executives.

Discretionary Bonus:    In 2007, a special discretionary bonus plan was implemented to reward certain employees for work in connection with the Company’s restatement of its financial statements for the years ended December 31, 2005 and 2004 which was completed in July 2007. Payments under the special discretionary bonus plan were made in two parts, based on successful completion of project milestones. Mr. Clement participated in this special discretionary bonus plan and received bonus payments of $60,444 and $40,206 on May 25, 2007 and July 20, 2007, respectively.

Long-term Incentive Compensation:    Equity-based grants are an important element of our total compensation program and are designed to support our pay-for-performance philosophy by providing a direct link between employee rewards and increased stockholder value. Long-term incentive award amounts are established based upon each executive officer’s job responsibilities and experience, individual contributions and future potential, with reference to long-term incentive award levels of executives at our peers as determined by our benchmarking analysis.

For 2007, long-term incentive compensation was targeted at the 75th percentile of the compensation peer group; however, a number of other factors were also considered including the individual’s expected contribution to our future success, the individual’s past performance, and the number of unvested stock options and RSUs held by the individual.

The Compensation Committee approved a change in award value mix for equity awards granted to Vice Presidents and executives, including the Named Executive Officers in 2007. 50% of the total award value was granted in the form of non-qualified stock options and 50% of the total award value was granted in the form of Performance Restricted Stock Units (“Performance RSUs”). In prior years, the mix was 75% stock options and 25% time-vesting RSUs. This change to emphasize Performance RSUs over stock options was made to provide additional retention value for senior leaders due to the changes occurring in the Company during 2007.

Stock options were granted with an exercise price equal to fair market value at the date of grant and typically vest over a four-year period with 25% of the option shares vesting on the first anniversary of the grant and the remaining option shares vesting ratably each quarter thereafter until fully vested.

The Compensation Committee awarded Performance RSUs to certain senior officers in 2007, including the Named Executive Officers. 100% of the target number of Performance RSUs awarded to each executive will vest on the third anniversary of grant if during any sixty (60) consecutive trading days prior to the third anniversary of the date of grant the average closing price of the Company’s common stock equals or exceeds a stock price target of $39.78, as reported by the NASDAQ Global Select Market. If we do not achieve the stock price target by the third anniversary of grant, 50% of the target number of Performance RSUs will vest on the fourth anniversary of the date of grant, and the remaining 50% of Performance RSUs will be forfeited. Vesting in all cases is subject to the recipient’s continued employment with the Company.

Stock options and Performance RSUs were granted on August 7, 2007 at the regularly scheduled Compensation Committee meeting. The grant price for stock options was $29.63 which was the closing sale price per share of VeriSign’s common stock on the NASDAQ Global Select Market on August 7, 2007. The below table details the equity grants awarded to Named Executive Officers, excluding Mr. Roper whose equity grants are discussed in the section titled CEO Compensation.

Name	Title	Number of Stock Options Granted August 7, 2007	Number of Performance RSUs Granted August 7, 2007
Albert E. Clement	former Chief Financial Officer	70,494	49,506
John M. Donovan	former Executive Vice President, Sales, Operations, Customer Care and Product Development	88,118	61,882
Aristotle N. Balogh	former Executive Vice President and Chief Technology Officer	70,494	49,506
Robert J. Korzeniewski	former Executive Vice President, Corporate Development	56,395	38,605
Mark D. McLaughlin	former Executive Vice President, Products and Marketing	88,118	61,882

At its meeting held on February 19, 2008, the Compensation Committee approved a grant of 10,000 Performance RSUs to Mr. Clement. This was a discretionary retentive grant award acknowledging Mr. Clement’s role in the transformation of the Company in 2008 and beyond. One-third of this grant will vest two years from the first anniversary from date of grant, one-third will vest on the third anniversary from date of grant and one-third will vest on the fourth anniversary from date of grant.

The Compensation Committee believes that both stock options and Performance RSUs accomplish our goal of linking executive compensation to increases in stockholder value. Stock options only have value to the recipient if the Company’s share price increases from the date of grant. In addition, the Performance RSUs provide immediate retention value to our executives while still maintaining a strong incentive to increase the Company’s share price.

CEO Compensation:    Mr. Roper was hired as the Company’s new Chief Executive Officer on May 27, 2007. His new-hire base salary was established at $750,000 per year. For 2007, Mr. Roper was eligible for the

VPP bonus at a target of 100% of his base salary, pro-rated from his date of hire. His maximum bonus potential is no greater than 200% of his base salary. Mr. Roper’s base salary and bonus target were positioned at the median of our competitive peer group.

The long-term incentive component of Mr. Roper’s new-hire compensation package consisted of both stock options and Performance RSUs. He received a new-hire sign-on non-qualified stock option to acquire 158,227 shares of VeriSign’s common stock. This sign-on option vests in equal installments on each quarterly anniversary from the date of grant of the sign-on option over the three years from the date of grant, provided that Mr. Roper remains continually employed by VeriSign at all times during the relevant quarter. Mr. Roper also received a new-hire sign-on RSU award with respect to 110,375 shares of VeriSign’s common stock. The sign-on RSU award vests in equal installments on each quarterly anniversary of the date of grant of the sign-on RSU award over three years from date of grant provided he remain continuously employed by VeriSign at all times during the relevant quarter.

Mr. Roper also received a non-qualified stock option award to acquire 210,970 shares of VeriSign’s common stock. The option vests in equal installments on each quarterly anniversary of the date of grant of the first-year option over the three years from the date of grant.

A Performance RSU award with respect to 88,300 shares was also granted to Mr. Roper. This Performance RSU shall vest upon meeting the terms described above for Performance RSUs.

Mr. Roper’s sign-on and equity awards were granted on August 7, 2007. His stock option awards were granted at an exercise price of $29.63 per share, which represents the closing sale price per share of VeriSign’s common stock on the NASDAQ Global Select Market on the grant date. The sign-on grant amounts were established as a buy-out of previously forfeited equity compensation from Mr. Roper’s prior employer. His other equity grants were established at the market median of our peer group.

Benefits:    Executive officers, like other employees, participate in a number of benefit programs designed to enable us to attract and retain employees in a competitive marketplace. We provide executive officers the same health and welfare benefits provided generally to all other employees, at the same general premium rates charged to such employees, with the exception of the Group Voluntary Universal Life insurance benefit. The benefits include medical, dental and vision insurance and other health benefits, fitness club reimbursement up to $390 per year, paid time off, an employee stock purchase plan, and a qualified 401(k) salary deferral plan. The Group Voluntary Universal Life insurance benefit is open to all U.S.-based employees with an annual salary of $110,000 or greater, and provides two times salary in basic life insurance as well as the opportunity to purchase additional life insurance.

Other than those benefits described above, we provide no additional or supplemental benefits, such as a company automobile, club memberships, deferred compensation programs, or retirement benefits, to our executive officers.

Total Compensation:    We believe we are fulfilling our compensation objectives and rewarding executive officers in a manner that is consistent with our pay-for-performance philosophy. Executive compensation is tied directly to our performance and is structured to ensure that there is an appropriate balance between our long-term and short-term performance, and also provides a balance between our operational performance and stockholder return. For the Named Executive Officers as of the end of 2007, the aggregate total compensation mix represented 10% base salaries, 5% bonus and 85% long-term incentives.

Share Ownership Guidelines

In addition to aligning interests between executives and stockholders through stock options and RSUs, the Board adopted a stock ownership policy that requires executive officers to own shares of VeriSign common stock. Executive officers are required to own VeriSign common stock in an amount not less than three times their annual base salary (calculated using the executive’s 2005 base salary for individuals who were executive officers at the time of the policy’s adoption or, for officers appointed after the policy’s adoption, the executive’s initial base salary at the time the individual was appointed as an executive officer). Company stock that counts toward satisfaction of these stock ownership guidelines includes: shares owned outright by the officer and his or her immediate family members who share the same household, whether held individually or jointly; restricted stock where restrictions have lapsed; shares acquired and held upon stock option exercises; and shares obtained through open market purchases. Shares held in trust may also be included, subject to the approval of the Chairman of the Board. Each executive officer has five years from the later of the date of the adoption of the requirement or of becoming an executive officer, to attain the minimum level of ownership. The stock ownership policy is included in VeriSign’s Corporate Governance Principles which can be found on our Website at http://investor.verisign.com/governance.cfm.

Because we grant stock-based incentives in order to align the interests of our employees with those of our stockholders, our Securities Trading Policy forbids executive officers and other employees from buying or selling derivative securities related to VeriSign common stock, such as puts or calls on VeriSign common stock, since derivative securities may diminish the alignment that we are trying to foster. Company-issued stock options and RSUs are not transferable during the executive officer’s life, other than certain gifts to family members (or trusts, partnerships, etc., that benefit family members).

Severance Agreements

We do not have a formal severance program for our executive officers, all of whom are at-will employees. We generally do not enter into employment agreements with our executive officers and employment offers generally do not provide for severance or other benefits following termination.

Change-in-Control and Retention Agreements

In August 2007, we entered into Change-in-Control and Retention Agreements with our executive officers and chief executive officer, including the Named Executive Officers. The agreements provide for certain severance benefits in the event an executive’s employment is terminated in connection with a change in control of the Company. All of the agreements are “double trigger” agreements meaning that executives will only be eligible for benefits under the agreements if both (i) a change in control of the Company occurs and (ii) within twenty-four months of the change-in-control the executive’s employment is terminated by the Company without cause (or by the executive for good reason) in connection with the change-in-control. The Compensation Committee believes that the Change-in-Control and Retention Agreements are necessary to attract and retain highly qualified executives and to neutralize the personal interests of our executives in light of any potential beneficial corporate transaction. The Compensation Committee determined the Change-in-Control and Retention Agreements were reasonable when compared to competitive peer group practice.

Separation Agreements with Former Executives

The employment of several of our senior executives was terminated in 2007, and we entered into separation agreements with some of these executives. The separation agreements generally provide for severance payments and in some cases, equity award vesting acceleration and extension of post-termination exercise periods. Detailed descriptions of these separation agreements and related severance payments can be found in the narrative that follows and in the section titled Grants of Plan-Based Awards for Fiscal 2007.

Retirement of Former Executive

On December 31, 2007, Mr. Korzeniewski retired from the Company. At its meeting on February 19, 2008 the Compensation Committee approved a bonus of $121,500 for Mr. Korzeniewski based on individual performance and the performance of the Company in fiscal year 2007, pursuant to the terms of the 2007 VPP.

Tax Treatment of Executive Compensation

In determining the amount and form of compensation paid each year to its executive officers, we take into account the tax treatment of such compensation.

Section 162(m) of the Code limits the federal income tax deduction for compensation paid to each Named Executive Officer, other than the Company’s chief financial officer, to $1,000,000 per year for public companies, unless the compensation is performance-based. Our executive compensation is structured to maximize the amount of compensation expense that is deductible by the Company when, in its judgment, it is appropriate and in the interest of the Company and its stockholders. The deductibility of an executive officer’s compensation can depend upon the timing of the executive officer’s vesting or exercise of previously granted rights, as well as other factors beyond the Company’s control. Therefore an executive officer’s compensation is not necessarily limited to that which is deductible under Section 162(m). The Compensation Committee may approve payment of compensation that exceeds the deductibility limitation under Section 162(m) in order to meet compensation objectives or if it determines that doing so is otherwise in the interest of our stockholders. Certain RSUs awarded in 2007 are not performance based and therefore not exempt from the limitation of deductibility under 162(m).

Report of the Compensation Committee

The information contained in this report shall not be deemed to be “soliciting material” or “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement. Based on the review and discussions, the Compensation Committee recommended to the Board, and the Board has approved, that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted by the Compensation Committee

Louis A. Simpson (Chairperson)

Timothy Tomlinson

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee are Louis A. Simpson and Timothy Tomlinson. During fiscal 2007, D. James Bidzos, Michelle Guthrie and Edward A. Mueller also served on the Compensation Committee. All of the members of the Compensation Committee during 2007 were independent directors, and none of the members of the Compensation Committee during 2007 were employees or officers or former officers of VeriSign, with the exception of Mr. Bidzos who served as Chief Executive Officer of the Company from April 1995 until July 1995 and resigned from the Compensation Committee on February 19, 2008. Edward A. Mueller served on the Compensation Committee until his resignation from the Board on August 15, 2007. Michelle Guthrie served on the Compensation Committee until her resignation from the Compensation Committee on January 30, 2008. No executive officer of VeriSign has served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) or the board of directors of another entity, one of whose executive officers served as a member of the

Compensation Committee of VeriSign during fiscal 2007; no executive officer of VeriSign has served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a member of the Board of VeriSign during fiscal 2007.

Summary Compensation Table

The following table sets forth certain summary information concerning the compensation received by our chief executive officer and chief financial officer as of the end of fiscal 2007, the three other most highly compensated executive officers as of the end of fiscal 2007, our former principal executive officer and former principal financial officer who served the Company for a portion of fiscal 2007, as well as one individual who would have been among the three most highly compensated executive officers for fiscal 2007 but for the fact that the individual was not serving as an executive officer at the end of fiscal 2007. We refer to these executive officers and former executive officers as our Named Executive Officers.

SUMMARY COMPENSATION TABLE

Named Executive Officer and Principal Position	Year	Salary (1)	Bonus (2)		Stock Awards (3)		Option Awards (3)		Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5)		Total
William A. Roper, Jr.(6)	2007	$421,154	$—		$744,064		$585,463		$405,000	$117,169		$2,272,850
President and Chief Executive Officer
Albert E. Clement(7)	2007	333,423	101,610	(8)	231,356		424,811		134,000	20,084		1,245,284
Former Chief Financial Officer
John M. Donovan(9)	2007	440,526	—		365,208		721,116		243,000	1,379,949		3,149,799
Former Executive Vice President, Sales, Operations, Customer Care and Product Development	2006	37,500	24,000	(10)	8,244		43,360		—	5,000,038	(11)	5,113,142
Aristotle N. Balogh(12)	2007	351,138	269		288,332		312,541		116,640	7,876		1,076,796
Former Executive Vice President, Chief Technology Officer
Robert J. Korzeniewski(13)	2007	363,577	33,290	(14)	228,518		281,027		121,500	8,016		1,035,928
Former Executive Vice President, Corporate Development	2006	364,875	—		52,263		411,347		220,500	8,220		1,057,205
Stratton D. Sclavos(15)	2007	512,183	2,813		5,733,695	(16)	10,240,351	(16)	—	10,472,626		26,961,668
Former Chairman of the Board, President and Chief Executive Officer	2006	932,130	—		1,259,903		4,633,381		—	7,633		6,833,047
Dana L. Evan(17)	2007	272,675	33,447	(18)	212,183	(19)	887,604	(19)	117,936	765,221		2,289,066
Former Executive Vice President, Finance and Administration and Chief Financial Officer	2006	417,000	—		61,596		409,957		252,000	7,857		1,148,410
Mark D. McLaughlin(20)	2007	431,308	1,008		284,359	(21)	820,445	(21)	145,800	249,881		1,932,801
Former Executive Vice President, Products and Marketing	2006	323,982	—		70,689		579,435		252,000	7,624		1,233,730

(1)	Includes, where applicable, amounts electively deferred by each Named Executive Officer under our 401(k) Plan.
(2)	Unless otherwise indicated, represents interest paid on contribution refunded to the Named Executive Officer in February 2007 as a participant in the Company’s 1998 Employee Stock Purchase Plan.
(3)	Stock Awards consist of RSUs and Performance RSUs. Amounts shown represent compensation expense recognized in fiscal 2007 for financial statement reporting purposes for the applicable awards granted in fiscal 2007 and in prior years pursuant to FAS 123R, disregarding the estimate of forfeitures related to service-based vesting conditions. The assumptions used to calculate the value of awards for fiscal 2007 are set forth in Note 13, “Stock-Based Compensation”, of our Notes to Consolidated Financial Statements in the accompanying Annual Report, and the assumptions used to calculate the value of awards in prior years are set forth in the Notes to Consolidated Financial Statements in the Annual Reports on Form 10-K for the corresponding years.

(4)	Amounts shown are for non-equity incentive plan compensation earned during the year indicated, but paid in the following year.
(5)	Except as indicated in the All Other Compensation Table below, amounts in “All Other Compensation” for fiscal 2007 include, where applicable, matching contributions made by the Company to the VeriSign 401(k) Plan, health club fee reimbursements, term life insurance payments and certain other compensation not required to be identified under the SEC rules.
(6)	Mr. Roper was appointed President and Chief Executive Officer of the Company on May 27, 2007.
(7)	Mr. Clement was appointed principal accounting officer of the Company on July 5, 2007 and appointed Chief Financial Officer of the Company on July 12, 2007. Mr. Clement’s employment with the Company ended on April 4, 2008.
(8)	Includes discretionary bonus of $100,740 paid in fiscal 2007.
(9)	Mr. Donovan resigned from the Company on March 31, 2008.
(10)	Bonus paid for services performed as Chief Executive Officer of inCode Telecom Group, Inc. (“inCode”) during fiscal 2006.
(11)	Management retention payment pursuant to the terms of the inCode Management Retention Plan.
(12)	Mr. Balogh resigned from the Company on January 8, 2008.
(13)	Mr. Korzeniewski retired from the Company on December 31, 2007.
(14)	Includes $32,187 to compensate Mr. Korzeniewski in connection with his election as of December 31, 2006 to adjust the exercise price of his 409A Affected Options.
(15)	Mr. Sclavos resigned from the Company on May 27, 2007.
(16)	Does not include an estimated compensation expense of $1,145,119 for stock awards and $2,337,278 for option awards recognized previously with respect to forfeited equity awards.
(17)	Ms. Evan resigned from the Company on July 10, 2007.
(18)	Includes $32,187 to compensate Ms. Evan in connection with her election as of December 31, 2006 to adjust the exercise price of her 409A Affected Options.
(19)	Does not include an estimated compensation expense of $49,447 for stock awards and $135,981 for option awards recognized previously with respect to forfeited equity awards.
(20)	Mr. McLaughlin resigned from the Company on December 1, 2007.
(21)	Does not include an estimated compensation expense of $54,303 for stock awards, $54,467 for option awards and $291 in employee stock purchase plan contributions recognized previously with respect to forfeited equity awards and plan contributions.

ALL OTHER COMPENSATION TABLE

Named Executive Officer	Year	Gross-Ups or Other Amounts for Payment of Taxes		Severance Payments		Relocation Expense Reimbursement		Non-Employee Director Retainer Fees
William A. Roper, Jr.	2007	$—		$—		$—		$114,952	(A)
Albert E. Clement	2007	12,501	(B)	—		—		—
John M. Donovan	2007	—		—		1,372,172	(C)	—
Aristotle N. Balogh	2007	—		—		—		—
Robert J. Korzeniewski	2007	—		—		—		—
Stratton D. Sclavos	2007	—		10,465,415	(D)	—		—
Dana L. Evan	2007	—		754,632	(E)	—		—
Mark D. McLaughlin	2007	11,110	(F)	228,670	(G)	—		—

(A)	Includes cash compensation of $58,250 for services as a non-employee director from January 1, 2007 to May 26, 2007. Also includes an estimated compensation expense of $56,702 recognized in fiscal 2007 for financial statement reporting purposes for the applicable awards granted in fiscal 2007 and in prior years pursuant to FAS 123R, disregarding expenses previously recognized with respect to forfeited awards. See “Compensation of Directors” elsewhere in this Proxy Statement for information regarding the compensation of non-employee directors.
(B)	Payment (on a fully grossed-up basis) for the estimated amount of tax and interest incurred as a result of the exercise in fiscal 2006 of certain 409A Affected Options.
(C)	Reimbursement of relocation expenses in connection with Mr. Donovan’s relocation to California.
(D)	Payments paid or accrued pursuant to the terms of Mr. Sclavos’ Consulting and Separation Agreement dated July 9, 2007 (“Sclavos Agreement”), the material terms of which are summarized in the narrative disclosure below “Grants of Plan-Based Awards Table for Fiscal 2007” elsewhere in this Proxy Statement.
(E)	Payments paid or accrued pursuant to the terms of the Severance and General Release Agreement dated August 22, 2007 (“Evan Agreement”), the material terms of which are summarized in the narrative disclosure below “Grants of Plan-Based Awards Table for Fiscal 2007” elsewhere in this Proxy Statement.
(F)	Payment (on a fully grossed-up basis) for the estimated amount of tax and interest incurred as a result of the exercise in fiscal 2006 of certain 409A Affected Options.
(G)	Payments paid or accrued pursuant to the terms of Mr. McLaughlin’s Separation and General Release Agreement dated November 28, 2007 (“McLaughlin Agreement”), the material terms of which are summarized in the narrative disclosure below “Grants of Plan-Based Awards Table for Fiscal 2007” elsewhere in this Proxy Statement.

Grants of Plan-Based Awards for Fiscal 2007

The following table shows all plan-based awards granted to the Named Executive Officers during fiscal 2007.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2007 (1)

Named Executive Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold	Target	Maximum	Threshold	Target	Maximum
William A. Roper, Jr.	08/07/2007	—	—	—	—	—	—	—	158,227	29.63	1,674,801
	08/07/2007	—	—	—	—	—	—	—	210,970	29.63	2,233,075
	08/07/2007	—	—	—	—	—	—	110,375	—	—	3,270,411
	08/07/2007	—	—	—	44,150	88,300	88,300	—	—	—	—
		—	750,000	1,500,000	—	—	—	—	—	—	—

Albert E. Clement(2)	08/07/2007	—	—	—	—	—	—	—	70,494	29.63	746,165
	08/07/2007	—	—	—	24,753	49,506	49,506	—	—	—	—
		—	225,000	337,500	—	—	—	—	—	—	—

John M. Donovan(3)	08/07/2007	—	—	—	—	—	—	—	88,118	29.63	932,711
	08/07/2007	—	—	—	30,941	61,882	61,882	—	—	—	—
		—	270,000	405,000	—	—	—	—	—	—	—

Aristotle N. Balogh(4)	08/07/2007	—	—	—	—	—	—	—	70,494	29.63	746,165
	08/07/2007	—	—	—	24,753	49,506	49,506	—	—	—	—
		—	216,000	324,000	—	—	—	—	—	—	—

Robert J. Korzeniewski(5)	08/07/2007	—	—	—	—	—	—	—	56,395	29.63	596,930
	08/07/2007	—	—	—	19,302	38,605	38,605	—	—	—	—
		—	225,000	337,500	—	—	—	—	—	—	—

Stratton D. Sclavos(6)		—	—	—	—	—	—	—	—	—	—

Dana L. Evan(7)		—	131,040	—	—	—	—	—	—	—	—

Mark D. McLaughlin(8)	08/07/2007	—	—	—	—	—	—	—	88,118	29.63	932,711
	08/07/2007	—	—	—	30,941	61,882	61,882	—	—	—	—
		—	270,000	—	—	—	—	—	—	—	—

(1)	Named Executive Officers are entitled to receive an annual cash bonus and long-term incentive plan compensation as described in “Compensation Discussion and Analysis” elsewhere in this Proxy Statement.
(2)	Effective November 8, 2007, Mr. Clement elected to adjust the exercise price of a 409A Affected Option to purchase an aggregate of 63,000 shares of VeriSign common stock from $17.36 to $19.82 and the exercise price of a 409A Affected Option to purchase 3,369 shares of VeriSign common stock from $12.88 to $14.93. In accordance with FAS 123R, there was no incremental fair value assigned to the 409A Affected Options as a result of these elections. Mr. Clement’s employment with the Company ended on April 4, 2008.
(3)	Mr. Donovan resigned from the Company on March 31, 2008.
(4)	Mr. Balogh resigned from the Company on January 8, 2008.
(5)	Mr. Korzeniewski retired from the Company on December 31, 2007.
(6)	Mr. Sclavos resigned from the Company on May 27, 2007.
(7)	Ms. Evan resigned from the Company on July 10, 2007.
(8)	Mr. McLaughlin resigned from the Company on December 1, 2007.

The Company generally does not enter into employment agreements with its executive officers each of whom may be terminated at any time at the discretion of the Board. On November 29, 2007, the Company entered into an employment agreement with William A. Roper, Jr., President and Chief Executive Officer of the Company. During 2007, the Company entered into change-in-control agreements with each of its executive officers, including the Named Executive Officers. The material terms of Mr. Roper’s employment agreement and the change-in-control agreements are described in “Potential Payments Upon Termination or Change-in-Control” elsewhere in this Proxy Statement.

Stock options are granted at an exercise price not less than 100% of the fair market value of VeriSign’s common stock on the date of grant and have a term of not greater than 10 years from the date of grant. Stock options generally vest as to 25% of the granted option on the first anniversary of the date of grant and ratably thereafter over the following 12 quarters. Stock options granted to Mr. Roper on August 7, 2007 vest ratably over 3 years from the date of grant; if Mr. Roper is terminated without cause (as defined in his employment agreement), the vesting of certain of these stock options will be immediately accelerated. An RSU is an award covering a number of shares of VeriSign common stock that may be settled in cash or by issuance of those shares, which may consist of restricted stock. RSUs, other than Performance RSUs, generally vest in four installments with 25% of the granted RSUs vesting on each anniversary of the date of grant over four years. RSUs granted to Mr. Roper on August 7, 2007, other than Performance RSUs, vest ratably over 3 years from the date of grant; if Mr. Roper is terminated without cause (as defined in his employment agreement), the vesting of certain of these RSUs will be immediately accelerated.

The Compensation Committee granted Performance RSUs to certain executive officers of the Company, including the Named Executive Officers, on August 7, 2007. Such Performance RSUs vest as to 100% of the granted RSUs on the third anniversary of the date of grant if the designated VeriSign stock price target is achieved at any time during the 36-month period beginning on the date of grant and the executive officer is an employee of the Company on such date. The stock price target is deemed to have been attained if during any 60 consecutive trading days prior to the third anniversary of the date of grant the average closing price of the Company’s stock equals or exceeds $39.78. If by the third anniversary of the date of grant the stock price target has not been attained, 50% of the RSUs will vest on the fourth anniversary of the date of grant provided the recipient is an employee of VeriSign at that time and the remaining 50% of the RSUs will be forfeited.

Severance Arrangement with Mr. Sclavos. On July 9, 2007, VeriSign entered into a Consulting and Separation Agreement with Mr. Sclavos in connection with his resignation (the “Sclavos Separation Agreement”). Pursuant to the terms of the Sclavos Separation Agreement, Mr. Sclavos will provide consulting services to the Company for a one-year period at the rate of $5,000 per month and is prohibited from engaging in certain competitive activities or soliciting customers of the Company during such period. The Company paid Mr. Sclavos a severance payment in the amount of $1,969,380 and will make an additional severance payment to Mr. Sclavos in the amount of $1,969,380 on June 15, 2008, subject to his compliance with the terms of the Sclavos Separation Agreement. In the event of a change-in-control of the Company, all severance payments will accelerate and become immediately due and payable.

The Company accelerated all of Mr. Sclavos’ outstanding options to purchase shares of the Company’s common stock and RSUs that were scheduled to vest within twenty-four (24) months after his resignation. Accordingly, vesting for RSUs with respect to approximately 156,000 shares of the Company’s common stock and the following stock options were accelerated:

Grant Date	Exercise Price	Number of Shares Accelerated
10/29/2003	$15.87	86,340
11/01/2005	23.46	192,650
08/01/2006	17.94	400,813

Total:		679,803

On May 31, 2007, in anticipation of entering into the Sclavos Separation Agreement, the Company paid Mr. Sclavos severance in the amount of $1,031,580 and $115,422 for all unpaid wages and unused paid time off accrued through his resignation date.

The Company also paid Mr. Sclavos $5,459,430 in connection with an option to purchase 300,000 shares of the Company’s common stock that was previously granted to Mr. Sclavos but was erroneously deleted from the Company’s records.

Severance Arrangement with Ms. Evan. On August 22, 2007, VeriSign entered into a Severance and General Release Agreement (the “Evan Severance Agreement”) with Dana L. Evan, former Executive Vice

President, Finance and Administration and Chief Financial Officer in connection with her resignation on July 10, 2007. Pursuant to the terms of the Evan Severance Agreement, VeriSign paid Ms. Evan $60,000 for consulting services provided by Ms. Evan from July 11, 2007 to December 31, 2007. Ms. Evan received a severance payment in the amount of $450,240 and will also receive a severance payment in the amount of $221,760 to be paid on the one year anniversary of her resignation date, provided that Ms. Evan is in full compliance of her obligations under the Evan Severance Agreement. Under the terms of the Evan Severance Agreement, Ms. Evan was paid her full target bonus for 2006 in the amount of $252,000 and was paid a bonus for 2007 in the amount of $117,936 in March 2008. Ms. Evan also received (i) an acceleration of vesting of 49,343 shares subject to outstanding stock options with a weighted average exercise price of approximately $17.43 per share; (ii) an acceleration of vesting with respect to 4,950 shares subject to RSUs; and (iii) payments equal to 18 months of COBRA and life insurance premiums. In addition, Ms. Evan has agreed to execute a release in favor of VeriSign and to not solicit VeriSign’s employees, consultants and employees for 12 months after her resignation date, and be bound by a non-competition obligation for 12 months after her resignation date.

Severance Arrangement with Mr. McLaughlin. Effective December 8, 2007, VeriSign entered into a Separation and General Release Agreement with Mark D. McLaughlin, former Executive Vice President, Products and Marketing (the “McLaughlin Separation Agreement”) in connection with his resignation on December 1, 2007. Pursuant to the terms of the McLaughlin Separation Agreement, Mr. McLaughlin has agreed to provide consulting services to VeriSign from December 2, 2007 to December 1, 2008 and VeriSign will pay Mr. McLaughlin $5,000 per month for such services. Mr. McLaughlin received acceleration of vesting of 19,811 shares subject to outstanding stock options with a weighted average exercise price of approximately $22.54 per share and was paid a bonus for 2007 in the amount of $145,800 in March 2008. In 2007, VeriSign paid Mr. McLaughlin $234,941 to compensate him for his election as of December 31, 2006 to increase the exercise price of certain 409A Affected Options in order to avoid unfavorable tax consequences under Section 409A of the Code as well as to reimburse him (on a fully grossed-up basis) for the estimated amount of 409A tax owed in connection with his exercise in 2006 of certain 409A Affected Options. In addition, Mr. McLaughlin has executed a release in favor of VeriSign and agreed not to solicit VeriSign’s employees, consultants and employees for 12 months after his resignation date.

Retirement of Mr. Korzeniewski. On December 31, 2007, Mr. Korzeniewski retired from the Company. Mr. Korzeniewski was paid a bonus for 2007 in the amount of $121,500 in March 2008.

Severance Arrangement with Mr. Balogh. In January 2008, VeriSign entered into a Separation and General Release Agreement (the “Balogh Separation Agreement”) with Aristotle Balogh, former Executive Vice President, Chief Technology Officer, in connection with his resignation on January 8, 2008. Pursuant to the terms of the Balogh Separation Agreement, Mr. Balogh was paid a 2007 bonus in the amount of $116,640 in March 2008.

Please refer to “Compensation Discussion and Analysis” elsewhere in this Proxy Statement for more information concerning our compensation practices and policies for executive officers.

Outstanding Equity Awards at 2007 Fiscal Year-End

The following table shows all outstanding equity awards held by the Named Executive Officers at the end of fiscal 2007.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END

	Option Awards						Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Option Exercisable(1)	Number of Securities Underlying Unexercised Option Unexercisable		Option Exercise Price		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
William A. Roper, Jr.	25,000	—		$15.41		11/21/2013	—		$—	—		$—
	12,500	—		31.71		11/22/2014	—		—	—		—
	6,250	6,250	(3)	23.28		11/21/2015	—		—	—		—
	5,500	12,100	(4)	17.94		8/1/2013	—		—	—		—
	13,186	145,041	(5)	29.63		8/7/2017	—		—	—		—
	17,581	193,389	(5)	29.63		8/7/2017	—		—	—		—
	—	—		—		—	4,575	(6)	172,066	—		—
	—	—		—		—	101,177	(7)	3,805,267	—		—
	—	—		—		—	—		—	88,300	(8)	3,320,963
Albert E. Clement	25,000	—		13.79		2/21/2009	—		—	—		—
	8,125	—		12.88		9/26/2010	—		—	—		—
	13,063	9,937	(9)	19.82		8/31/2011	—		—	—		—
	8,125	1,875	(9)	19.82		8/31/2011	—		—	—		—
	47,700	—		26.40		8/2/2012	—		—	—		—
	11,250	—		26.40		8/2/2012	—		—	—		—
	2,656	27,844	(4)	17.94		8/1/2013	—		—	—		—
	2,531	5,569	(4)	17.94		8/1/2013	—		—	—		—
	—	70,494	(10)	29.63		8/7/2014	—		—	—		—
	—	—		—		—	875	(11)	32,909	—		—
	—	—		—		—	3,710	(11)	139,533	—		—
	—	—		—		—	675	(6)	25,387	—		—
	—	—		—		—	3,375	(6)	126,934	—		—
	—	—		—		—	—		—	49,506	(8)	1,861,921
John M. Donovan	663	6,625	(12)	5.1808	(13)	10/29/2013	—		—	—		—
	25,000	150,000	(14)	25.34		12/12/2013	—		—	—		—
	—	88,118	(10)	29.63		8/7/2014	—		—	—		—
	—	—		—		—	18,750	(15)	705,188	—		—
	—	—		—		—	—		—	61,882	(8)	$2,327,382
Aristotle N. Balogh	22,500	—		26.53		11/3/2011	—		—	—		—
	39,375	—		26.40		8/2/2012	—		—	—		—
	—	49,500	(4)	17.94		8/1/2013	—		—	—		—
	—	25,000	(16)	22.30		5/16/2013	—		—	—		—
	—	70,494	(10)	29.63		8/7/2014	—		—	—		—
	—	—		—		—	7,000	(11)	263,270	—		—
	—	—		—		—	3,150	(17)	118,472	—		—
	—	—		—		—	6,000	(6)	225,660	—		—
	—	—		—		—	—		—	49,506	(8)	$1,861,921
Robert J. Korzeniewski	1,458	—		42.2600		3/15/2008	—		—	—		—
	11,250	—		38.3000		9/6/2008	—		—	—		—
	28,125	—		26.5300		11/3/2011	—		—	—		—
	39,375	—		26.4000		8/2/2012	—		—	—		—

	Option Awards				Stock Awards
Named Executive Officer	Number of Securities Underlying Unexercised Option Exercisable(1)	Number of Securities Underlying Unexercised Option Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2)
Stratton D. Sclavos	—	—	—	—	—	—	—	—
Dana L. Evan	38,333	—	42.2600	3/15/2008	—	—	—	—
	1,667	—	42.2600	3/15/2008	—	—	—	—
	33,750	—	26.5300	11/3/2011	—	—	—	—
	47,250	—	26.4000	8/2/2012	—	—	—	—
Mark D. McLaughlin	6,250	—	33.3800	12/17/2011	—	—	—	—
	33,750	—	26.4000	8/2/2012	—	—	—	—

(1)	On December 29, 2005, VeriSign's Board approved the acceleration of vesting of unvested stock options with an exercise price per share in excess of $24.99. Such acceleration was accompanied by restrictions that prohibit the sale of any shares acquired upon the exercise of such stock options prior to the date such stock options would have originally vested had the optionee been employed on such date (whether or not the optionee is actually an employee at that time). All vesting terms assume continued employment with VeriSign through full vesting of the respective option or RSU award.
(2)	The market value is calculated by multiplying the number of shares by the closing price of our common stock on December 31, 2007 which was $37.61.
(3)	The option was granted on 11/21/2005. The option became exercisable as to 6.25% of the grant on 02/21/2006 and vests quarterly thereafter at the rate of 6.25% until fully vested.
(4)	The option was granted on 08/01/2006. The option became exercisable as to 25% of the grant on 08/01/2007 and vests quarterly thereafter at the rate of 6.25% until fully vested.
(5)	The option was granted on 08/07/2007. The option became exercisable as to 8 1/3% of the grant on 11/07/2007 and vests quarterly thereafter at the rate of 8 1/3% until fully vested.
(6)	An award of RSUs was granted on 08/01/2006. The RSUs vest as to 25% of the total award on each anniversary of the date of grant until fully vested.
(7)	An award of RSUs was granted on 08/07/2007. The RSUs vest as to 8 1/3% of the total award quarterly from the date of grant until fully vested.
(8)	An award of performance-based RSUs was granted on 08/07/2007. If specified performance criteria are achieved, 100% of the grant will vest on the third anniversary of the date of grant. If specified performance criteria are not achieved, 50% of the grant will vest on the fourth anniversary of the date of grant and the remaining 50% of the grant will be forfeited.
(9)	The option was granted on 08/31/2004. The option became exercisable as to 25% of the grant on 08/31/2005 and vests quarterly thereafter at the rate of 6.25% until fully vested.
(10)	The option was granted on 08/07/2007. The option will become exercisable as to 25% of the grant on 08/07/2008 and will vest quarterly thereafter at the rate of 6.25% until fully vested.
(11)	An award of RSUs was granted on 08/02/2005. The RSUs vest ratably over four years as to 10% of the total award on the first, 20% on the second, 30% on the third and 40% on the fourth anniversary of the date of grant until fully vested.
(12)	The option was granted on 11/30/2006. The option became exercisable as to 662 shares on 12/29/2006 and vests monthly thereafter until fully vested on 10/29/2008.
(13)	Stock option received in connection with VeriSign’s acquisition of inCode on November 30, 2006.
(14)	The option was granted on 12/12/2006. The option became exercisable as to 25% of the grant on 12/12/2007 and vests quarterly thereafter at the rate of 6.25% until fully vested.
(15)	An award of RSUs was granted on 12/12/2006. The RSUs vest as to 25% of the total award on each anniversary of the date of grant until fully vested.
(16)	The option was granted on 05/16/2006. The option became exercisable as to 25% of the grant on 05/16/2007 and vests quarterly thereafter at the rate of 6.25% until fully vested.
(17)	An award of RSUs was granted on 05/16/2006. The RSUs vest as to 25% of the total award on each anniversary of the date of grant until fully vested.

Option Exercises and Stock Vested for Fiscal 2007

The following table shows all stock options exercised and the value realized upon exercise, and all stock awards vested and the value realized upon vesting, by our Named Executive Officers during 2007.

OPTION EXERCISES AND STOCK VESTED FOR FISCAL 2007

	Option Awards		Stock Awards
Named Executive Officer	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
William A. Roper, Jr.	—	$—	10,723	$349,616
Albert E. Clement	107,931	2,178,721	2,660	76,801
John M. Donovan	34,231	627,649	6,250	233,625
Aristotle N. Balogh	177,479	1,918,580	5,050	143,273
Robert J. Korzeniewski	474,792	5,592,252	4,000	115,500
Stratton D. Sclavos	2,628,668	31,472,774	157,889	38,356
Dana L. Evan	528,843	4,944,311	4,950	160,529
Mark D. McLaughlin	293,873	4,042,771	5,550	157,628

Potential Payments Upon Termination or Change-in-Control

The Company has no formal severance program for its Named Executive Officers, each of whom may be terminated at any time at the discretion of the Board. During 2007, the Company entered into change-in-control agreements with each of its executive officers, including the Named Executive Officers, pursuant to a policy adopted by the Compensation Committee on August 7, 2007 (the “Policy”). Under the Policy, an executive officer of the Company is entitled to receive severance benefits if, within the twenty-four months following a “change-in-control” (or under certain circumstances, preceding a “change-in-control”), the executive officer’s employment is terminated by VeriSign without “cause” or is voluntarily terminated by the executive officer for “good reason.”

Under the Policy, “change-in-control” means:

(a) any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than a trustee or other fiduciary holding securities of the Company under an employee benefit plan of the Company or its subsidiaries, becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly (excluding, for purposes of this Section 4.5, securities acquired directly from the Company), of securities of the Company representing at least thirty percent (30%) of (A) the then-outstanding shares of common stock of the Company or (B) the combined voting power of the Company’s then-outstanding securities;

(b) the consummation of a merger or consolidation, or series of related transactions, which results in the voting securities of the Company outstanding immediately prior thereto failing to continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), directly or indirectly, at least fifty (50%) percent of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation;

(c) a change in the composition of the Board occurring within a 24-month period, as a result of which fewer than a majority of the directors are incumbent directors;

(d) the sale or disposition of all or substantially all of the Company’s assets (or consummation of any transaction, or series of related transactions, having similar effect); or

(e) stockholder approval of the dissolution or liquidation of the Company.

Under the Policy, “cause” means:

(a) an executive’s willful and continued failure to substantially perform the executive’s duties after written notice providing the executive with ninety (90) days from the date of the executive’s receipt of such notice in which to cure;

(b) conviction of (or plea of guilty or no contest to) the executive for a felony involving moral turpitude;

(c) an executive’s willful misconduct or gross negligence resulting in material harm to the Company; or

(d) an executive’s willful violation of the Company’s policies resulting in material harm to the Company.

Under the Policy, “good reason” means:

(a) a change in the executive’s authority, duties or responsibilities that is inconsistent in any material and adverse respect from the executive’s authority, duties and responsibilities immediately preceding the change-in-control;

(b) a reduction in the executive’s base salary compared to the executive’s base salary immediately preceding the change-in-control, except for an across-the-board reduction of not more than ten percent (10%) of base salary applicable to all senior executives of the Company;

(c) a reduction in the executive’s bonus opportunity of five percent (5%) or more from the executive’s bonus opportunity immediately preceding the change-in-control, except for an across-the-board reduction applicable to all senior executives of the Company;

(d) a failure to provide the executive with long-term incentive opportunities that in the aggregate are at least comparable to the long-term incentives provided to other senior executives at the Company;

(e) a reduction of at least 5% in aggregate benefits that the executive is entitled to receive under all employee benefit plans of the Company following a change-in-control compared to the aggregate benefits the executive was eligible to receive under all employee benefit plans maintained by the Company immediately preceding the change-in-control; or

(f) a requirement that the executive be based at any office location more than 40 miles from the executive’s primary office location immediately preceding the change-in-control, if such relocation increases the executive’s commute by more than ten (10) miles from the executive’s principal residence immediately preceding the change-in-control; or

(g) the failure of the Company to obtain the assumption of the agreement from any successor as provided in the agreement.

If such events occur and the executive officer timely delivers a general release agreement, the Policy provides that VeriSign will make the following payments to the executive officer (except to the extent that such payments are subject to a six month delay if required by deferred compensation rules under Section 409A of the Code):

•	the pro rata target bonus for the year in which the executive officer was terminated;

•

a specified multiple of the executive officer’s annual base salary plus an average of the executive officer’s annual bonus amount for the last three full fiscal years prior to a change-in-control; the applicable multiples are 200% of the annual base salary and bonus for the chief executive officer and 100% of the annual base salary and bonus for other executive officer participants; and

•

continued health benefits for the executive officer and the executive officer’s eligible dependents for a number of years equal to the severance multiple, provided that such coverage of health benefits will cease if the executive officer becomes eligible for comparable benefits from a new employer.

The Policy has an initial term of two years and will automatically renew for one-year periods thereafter unless the Board terminates the Policy at least 90 days before the end of the then-current term.

On August 24, 2007, the Compensation Committee adopted and approved a form of Change-in-Control and Retention Agreement to be entered into with VeriSign’s executive officers (the “CIC Agreement”) and a form of Change-in-Control and Retention Agreement to be entered into with VeriSign’s Chief Executive Officer, William A. Roper, Jr. (the “CEO Agreement”). On November 29, 2007, Mr. Roper and the Company entered into the CEO Agreement effective as of May 27, 2007. The terms and conditions of the CIC Agreement and CEO Agreement are materially consistent with the Policy, with the additional provisions described below.

In addition to the terms and conditions approved as part of the Policy, the CIC Agreement also contains the following provisions:

•

immediate acceleration of vesting of all of the executive officer’s unvested stock options and RSUs if there is a termination of such officer’s employment within twenty-four months after a change-in-control (as defined in the Policy) by VeriSign without “cause” (as defined in the Policy) or by the officer for “good reason” (as defined in the Policy) (or up to six months before a change-in-control if the officer is terminated at the request of a third party in contemplation of a change-in-control and the change-in-control is effective within six months of the termination date); however, if the consideration to be received by stockholders of the Company in connection with the change-in-control consists of substantially all cash or if the stock options and RSUs held by the executive officer are not assumed in the change-in-control, then all of the executive officer’s then-unvested and outstanding stock options and RSUs shall vest immediately prior to the change-in-control regardless of whether or not there is a termination of employment in connection therewith;

•

to the extent any payments are characterized as a parachute payment within the meaning of Section 4999 of the Code, and such characterization would subject the executive officer to a federal excise tax due to that characterization, the executive officer may elect to be paid in full or in such lesser amount as would result in the executive officer’s receipt, on an after-tax basis, of the greatest amount of termination and other benefits, after taking into account applicable federal, state and local taxes, including the excise tax under Section 4999 of the Code;

•

an initial term of two years and automatic renewal for one-year periods thereafter unless the Board terminates the CIC Agreement at least 90 days before the end of the then-current term; provided that such termination shall not be effective until the later of the last day of the initial two-year term or twelve months from termination following a change-in-control; and

•	the executive officer is prohibited from soliciting employees of VeriSign or competing against VeriSign for a period of 12 months.

Under the terms of the CEO Agreement, upon the triggering events described above, Mr. Roper will be entitled to receive severance benefits of:

•	any earned but unpaid salary and bonus;

•	the pro rata target bonus for the year in which he was terminated;

•	twenty-four months salary and bonus;

•	twenty-four months continued health benefits;

•	immediate acceleration of vesting of all unvested stock options and RSUs described under the “CIC Agreement” above; and

•

a Section 280G of the Code excise tax gross-up payment to the extent any payments to Mr. Roper are characterized as parachute payments within the meaning of Section 4999 of the Code, provided that any such gross-up payment will only be made if the total parachute payment exceeds the applicable threshold amount by at least 10%.

The CEO Agreement has the same initial term and renewal and non-solicitation/non-competition provisions as described under the “CIC Agreement” above.

The following table shows the value of additional stock options and RSUs that would have vested for our Named Executive Officers as of December 31, 2007, as well as the additional cash compensation payable under the acceleration scenarios described above, if any. The value of stock options is based on the difference between the exercise price of all accelerated options and the market value of our common stock as of December 31, 2007 which was $37.61.

Change-in-Control Benefit Estimates as of December 31, 2007

	Value of Accelerated Cash Compensation Benefits ($)(1)				Value of Accelerated Stock Awards ($)		Value of Accelerated Option Awards ($)
Named Executive Officer	Change-in- Control Only		Change-in-Control plus Qualifying Termination		Change-in- Control Only	Change-in-Control plus Qualifying Termination	Change-in- Control Only	Change-in-Control plus Qualifying Termination
William A. Roper, Jr.	—		7,232,559	(2)	—	7,298,296	—	3,028,241
Albert E. Clement	—		745,906		—	2,186,683	—	1,429,911
John M. Donovan	—		1,055,678		—	3,032,570	—	2,758,525
Aristotle N. Balogh	—		790,929		—	2,469,322	—	1,918,957
Robert J. Korzeniewski	—		849,825		—	1,940,864	—	1,423,697
Stratton D. Sclavos	1,969,380	(3)	1,969,380	(3)	—	—	—	—
Dana L. Evan	—		—		—	—	—	—
Mark D. McLaughlin	—		—		—	—	—	—

(1)	To the extent any payments made as a result of the change-in-control constitute deferred compensation subject to Section 409A of the Code, such payments will not be made until six months after separation from service.
(2)	Pursuant to the terms of Mr. Roper’s CEO Agreement, includes fully grossed-up payment of $3,705,979 for the amount of estimated tax and interest incurred.
(3)	Sclavos Agreement provides for acceleration of all payments outstanding upon any change-in-control of the Company. Amount represents second installment severance payment due to be paid June 15, 2008.

Equity Compensation Plan Information

The following table sets forth information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of December 31, 2007.

EQUITY COMPENSATION PLAN INFORMATION

	Equity Compensation Plan Information
	(A)		(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)		Weighted-average exercise price of outstanding options, warrants and rights(2)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A))
Equity compensation plans approved by stockholders(3)	11,884,918	(4)	$27.21	26,982,186	(5)
Equity compensation plans not approved by stockholders(6)	7,124,394	(7)	22.51	—

Total	19,009,312		$24.85	26,982,186

(1)	Includes 4,680 shares subject to RSUs outstanding as of December 31, 2007 that were issued under the 1998 Equity Incentive Plan and 4,776,535 shares subject to RSUs outstanding as of December 31, 2007 that were issued under the 2006 Equity Incentive Plan (the “2006 Plan”).

(2)	Does not include any price for outstanding RSUs.
(3)	Includes the 1998 Equity Incentive Plan, the 1998 Directors Plan (collectively, the “1998 Plans”), the 2006 Plan, the 1998 Employee Stock Purchase Plan (the “1998 Purchase Plan”) and the 2007 Employee Stock Purchase Plan (the “2007 Purchase Plan”). Effective May 27, 2006, additional equity awards under the 1998 Plans have been discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 1998 Plans that were not subject to outstanding awards as of May 26, 2006 were canceled on May 26, 2006. The 1998 Plans will remain in effect as to outstanding equity awards granted under the plan prior to May 26, 2006. Effective December 18, 2007, the 1998 Employee Stock Purchase Plan terminated in accordance with its terms; offering periods in existence prior to such termination continue under the terms of the 1998 Employee Stock Purchase Plan.
(4)	Excludes purchase rights accruing under the 1998 Purchase Plan, which has a remaining stockholder-approved reserve of 7,332,758 shares as of December 31, 2007.
(5)	Consists of shares available for future issuance under the 2006 Plan, the 1998 Purchase Plan and the 2007 Purchase Plan. As of December 31, 2007, an aggregate of 13,649,428 shares, 7,332,758 shares and 6,000,000 shares of Common Stock were available for issuance under the 2006 Plan, the 1998 Purchase Plan and the 2007 Purchase Plan, respectively, including 1,212,019 shares subject to purchase during the current purchase period.
(6)	Includes the 1995 Stock Option Plan, the 1997 Stock Option Plan, and the 2001 Stock Incentive Plan (the “2001 Plan”) (collectively, the “Prior Plans”). No options issued under the 2001 Plan are held by any directors or executive officers. The terms of these plans are set forth in Note 13, “Stock-Based Compensation” of the accompanying Annual Report. Effective May 27, 2006, additional equity awards under the 2001 Plan were discontinued and new equity awards are being granted under the 2006 Plan. Remaining authorized shares under the 2001 Plan that were not subject to outstanding awards as of May 26, 2006 were canceled on May 26, 2006. The 2001 Plan remains in effect as to outstanding equity awards granted under the plan prior to May 26, 2006.
(7)	Does not include options to purchase an aggregate of 575,328 shares of common stock with a weighted-average exercise price of $16.26 that were assumed in business combinations.

POLICIES AND PROCEDURES WITH RESPECT TO TRANSACTIONS WITH RELATED PERSONS

In May 2007, VeriSign’s Audit Committee approved a Policy for Entering into Transactions with Related Persons (the “Policy”) which sets forth the requirements for review, approval or ratification of transactions between VeriSign and “related persons,” as such term is defined under Item 404 of Regulation S-K.

Pursuant to the terms of the Policy, the Audit Committee shall review, approve or ratify the terms of any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships (including any indebtedness or guarantee of indebtedness) in which (i) VeriSign was or is to be a participant and (ii) a related person has or will have a direct or indirect interest, except transactions entered into at arms length and in the ordinary course of business where the aggregate value of the transaction is less than $120,000 (“Related Party Transaction”). In determining whether to approve or ratify a Related Party Transaction, the Audit Committee will take into account, among other factors it deems appropriate, whether the Related Party Transaction terms are no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the materiality of the related person’s direct or indirect interest in the transaction.

Prior approval of the Audit Committee shall be required for the following Related Party Transactions:

•

Any Related Party Transaction where a related person enters into an agreement or arrangement directly with VeriSign; provided, however, certain agreements or arrangements between VeriSign and a related person concerning employment and any compensation solely resulting from the employment or concerning compensation as a member of the Board that have, in each case, been entered into or approved in accordance with policies of VeriSign shall not be subject to prior approval of the Audit Committee.

•

Any Related Party Transaction involving an indirect material interest of a related person where the terms of the agreement or arrangement are not negotiated on an arms length basis or where the Related Party Transaction is not a transaction in the ordinary course of business; provided, further, that the Audit Committee shall have the sole discretion in determining whether an indirect interest of a related person is material.

•	Any Related Party Transaction where the total contract value exceeds $1 million.

On a quarterly basis, the Audit Committee shall review and, if determined by the Audit Committee to be appropriate, ratify any Related Party Transaction not requiring prior approval of the Audit Committee pursuant to the Policy.

In the event VeriSign proposes to enter into a transaction with a related person who is a member of the Audit Committee or an immediate family member of a member of the Audit Committee, prior approval by a majority of the disinterested members of the Board shall be required and no such member of the Audit Committee for which he or she or an immediate family member is a related person shall participate in any discussion or approval of such transaction, except to provide all material information concerning the Related Party Transaction.

The following Related Party Transactions shall be deemed to be pre-approved by the Audit Committee, even if the aggregate amount involved exceeds $120,000:

•	Payment of compensation to officers in connection with their employment with VeriSign; provided that, such compensation has been approved in accordance with policies of VeriSign.

•	Remuneration to directors in connection with their service as a member of the Board; provided that, such remuneration has been approved in accordance with policies of VeriSign.

•	Reimbursement of expenses incurred in exercising duties as an officer or director of VeriSign provided such reimbursement has been approved in accordance with policies of VeriSign.

•

Any transaction with another company at which a related person’s only relationship is an employee (other than an executive officer), director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed $1,000,000.

•	Any transaction with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

•	Any transaction involving a related person where the rates or charges involved are determined by competitive bids.

•

Any transaction where the related person’s interest arises solely from the ownership of VeriSign’ common stock and all holders of VeriSign’s common stock received the same benefit on a pro rata basis (e.g., dividends).

There are no transactions required to be reported under Item 404(a) of Regulation S-K where the Policy did not require review, approval or ratification, or where the Policy was not followed because the Policy was not adopted until May 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2007, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we or any of our subsidiaries was or is to be a party in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer or beneficial holder of more than 5% of the common stock of VeriSign or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest other than the transactions described below.

Severance Arrangement with Mr. Sclavos.    Stratton D. Sclavos was President, Chief Executive Officer and Chairman of the Board until his resignation on May 27, 2007. On July 9, 2007, VeriSign entered into a Consulting and Separation Agreement with Mr. Sclavos in connection with his resignation (the “Sclavos Separation Agreement”). Further information regarding the Sclavos Separation Agreement may be found elsewhere in this Proxy Statement .

Reimbursement Payments to Mr. Sclavos for Use of Airplane.    On February 10, 2004, the Compensation Committee approved a policy for the reimbursement of certain expenses incurred by Mr. Sclavos in the operation of his private airplane when used for VeriSign business. Under this policy, as amended December 17, 2004, Mr. Sclavos was reimbursed $2,900 per flight hour up to $650,000 per year. During 2007, we reimbursed Mr. Sclavos approximately $393,268 under this policy. All amounts reimbursed to Mr. Sclavos were approved by the Compensation Committee.

Severance Arrangement with Ms. Evan.    On August 22, 2007, VeriSign entered into a Severance and General Release Agreement (the “Evan Severance Agreement”) with Dana L. Evan, former Executive Vice President, Finance and Administration and Chief Financial Officer in connection with her resignation on July 10, 2007. Further information regarding the Evan Separation Agreement may be found elsewhere in this Proxy Statement.

Severance Arrangement with Mr. Balogh.    In January 2008, VeriSign entered into a Separation and General Release Agreement (the “Balogh Separation Agreement”) with Aristotle Balogh, former Executive Vice President, Chief Technology Officer, in connection with his resignation on January 8, 2008. Further information regarding the Balogh Separation Agreement may be found elsewhere in this Proxy Statement.

Severance Arrangement with Ms. Lin.    On February 16, 2007, VeriSign entered into a Severance Agreement (the “Lin Severance Agreement”) with Judy Lin, former Executive Vice President and General Manager, Security Services, pursuant to which the Company agreed to pay Ms. Lin a severance payment in the total amount of $571,200, of which $382,704 was paid in 2007, and the balance is payable on the one year anniversary of the termination of her employment, subject to Ms. Lin’s compliance with non-solicitation and non-competition provisions of the Lin Severance Agreement. In March 2007, VeriSign also paid Ms. Lin $214,200, representing a bonus for services performed for VeriSign in 2006. VeriSign also made payments to Ms. Lin for her COBRA and life insurance premiums and provided certain administrative and other support as set forth in the Lin Severance Agreement. Upon termination of Ms. Lin’s employment with VeriSign, VeriSign accelerated vesting of 19,719 of Ms. Lin’s then unvested stock options to purchase shares of VeriSign common stock for which the fair market value is greater than the exercise price of her employment on the termination date. Also upon termination of Ms. Lin’s employment, VeriSign accelerated vesting of 4,250 of her then unvested RSUs of VeriSign common stock.

Severance Arrangement with Mr. McCowan.    On July 28, 2007, VeriSign entered into a severance agreement (the “McCowan Severance Agreement”) with Rodney A. McCowan, former Senior Vice President, Human Resources, in connection with his resignation on June 30, 2007. Pursuant to the terms of the McCowan Severance Agreement, Mr. McCowan received a severance payment in the amount of $241,200 and will receive an additional severance payment in the amount of $118,800 to be paid on the one year anniversary of his resignation date, provided that Mr. McCowan is in full compliance of his obligations under the McCowan

Severance Agreement. Mr. McCowan was paid a bonus for 2007 in the amount of $126,000 in March 2008. Mr. McCowan also receives payments equal to 12 months of COBRA and life insurance premiums. In addition, VeriSign released Mr. McCowan from repaying any portion of his $50,000 signing bonus that he received after joining the Company. Mr. McCowan has executed a release in favor of VeriSign and agreed to not solicit VeriSign’s employees and consultants for 12 months after his resignation date, and be bound by a non-competition obligation for 12 months after his resignation date.

Severance Arrangement with Mr. McLaughlin.    Effective December 8, 2007, VeriSign entered into a Separation and General Release Agreement with Mark D. McLaughlin, former Executive Vice President, Products and Marketing (the “McLaughlin Separation Agreement”) in connection with his resignation on December 1, 2007. Further information regarding the McLaughlin Separation Agreement may be found elsewhere in this Proxy Statement.

Payments to Mr. Donovan.    In 2007, John Donovan received a bonus payment of $24,000 in connection with his service as Chief Executive Officer of inCode during 2006. In addition, Mr. Donovan’s offer of employment provides for reimbursement of relocation expenses up to $1,500,000 in connection with his relocation to California. In February 2007, we reimbursed Mr. Donovan $1,372,172 in connection with his relocation. Mr. Donovan is our former Executive Vice President, Sales, Operations, Customer Care and Product Development, and he resigned from the Company on March 31, 2008.

Consulting Agreement with Mr. Moore.    On December 11, 2007, the Compensation Committee authorized the Company to enter into a consulting agreement on the following terms with Roger H. Moore, a member of our Board, for the provision of certain consulting services in connection with the planned disposition of VeriSign’s Communications Services Group:

•	A consulting fee of $30,000 per month to manage the daily operations of the Communications Services business

•

A minimum success fee of $300,000 if the sale of the Communications Services business is consummated before December 31, 2008, payable either: (i) at the closing if the buyer of the Communications Services business does not offer Mr. Moore an acceptable position with the buyer; or (ii) six months after closing if the buyer offers Mr. Moore an acceptable position with the buyer;

•

An additional success fee of up to $600,000 based on receipt by VeriSign of proceeds from the sale of the Communications Services business within the valuation range set by investment bankers retained by VeriSign, which additional success fee will be apportioned on a pro rata basis between the low end and high end of the valuation range so set; and

•	Other terms and conditions customary for such an agreement.

Transactions with Arbinet-Thexchange, Inc.    We have entered into agreements with Arbinet-Thexchange, Inc. (“Arbinet”) pursuant to which we provide various communications-related services to Arbinet. Roger H. Moore is a member of our Board and was Arbinet’s interim Chief Executive Officer from June 2007 through November 2007. Since January 1, 2007, the value of such transactions was approximately $260,000. We have also entered into agreements pursuant to which we purchase various products and services from Arbinet; since January 1, 2007, the value of such transactions did not exceed $120,000.

Transactions with Juniper Networks.    We have entered into agreements with Juniper Networks, Inc. (“Juniper Networks”) pursuant to which we purchase various products and services from Juniper Networks. Scott G. Kriens is a member of our Board and the President, Chief Executive Officer and Chairman of the Board of Juniper Networks, Inc. In 2007, the value of such transactions was approximately $1.5 million and consisted primarily of the purchase of equipment, software and services. We also entered into agreements with Juniper Networks pursuant to which we provided various services to Juniper Networks; since January 1, 2007, the value of such transactions did not exceed $120,000.

Transactions with T. Rowe Price Associates, Inc.    T. Rowe Price Associates, Inc. (“T. Rowe Price”) is the beneficial owner of more than five percent of VeriSign’s voting securities. T. Rowe Price Trust Company, an affiliate of T. Rowe Price, manages VeriSign’s employee 401(k) plan for which since January 1, 2007 VeriSign has paid T. Rowe Price less than $50,000. Participants in VeriSign’s 401(k) plan invest in mutual funds managed by affiliates of T. Rowe Price and as shareholders of the mutual funds pay management and other fees to the mutual funds as disclosed in the mutual fund prospectuses. We also entered into agreements with T. Rowe Price pursuant to which we provide various services to T. Rowe Price; since January 1, 2007, the value of such transactions did not exceed $120,000.

Transactions with U.S. Bancorp.    William L. Chenevich is a director and Chairman of the Audit Committee of our Board and the Vice Chairman of Technology and Operations of U.S. Bancorp. We have entered into agreements with U.S. Bancorp and certain of its affiliates (“U.S. Bank”) pursuant to which we provide professional consulting, managed security and other services to U.S. Bank. Since January 1, 2007, the value of such transactions was approximately $2.0 million. We have also entered into agreements pursuant to which we purchase various products and services from U.S. Bank; since January 1, 2007, the value of such transactions did not exceed $120,000. U.S. Bank is also a lender under a $500 million senior unsecured revolving credit facility (the “Credit Facility”), under which VeriSign, or certain designated subsidiaries, may be borrowers. The Credit Facility is described in Note 9, “Credit Facility,” of the Notes to Consolidated Financial Statements in the accompanying Annual Report. Since January 1, 2007, the portion of interest and fees paid by us under the Credit Facility attributable to U.S. Bank was approximately $253,000. In addition, U.S. Bank National Association, a subsidiary of U.S. Bancorp, an affiliate of U.S. Bank, is the trustee of the Indenture dated as of August 20, 2007 between the Company and U.S. Bank National Association for the Company’s 3.25% junior subordinated convertible debentures due August 15, 2037.

Transactions with Qwest Communications International, Inc.    Edward A. Mueller was Chairman of our Board until his resignation on August 15, 2007 and is the Chief Executive Officer and Chairman of the Board of Qwest Communications International, Inc. (“Qwest”). We have entered into agreements with Qwest pursuant to which we provide various communications services to Qwest. Since January 1, 2007, the value of such transactions was approximately $9.8 million. We have also entered into agreements pursuant to which we purchase various communications related products and services from Qwest. Since January 1, 2007, the value of such transactions was approximately $4.2 million.

Director and Officer Indemnification Agreements.    We have entered into indemnity agreements with certain of our executive officers and directors which provide, among other things, that we will indemnify such officers and directors, under the circumstances and to the extent provided for in the agreements, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party to by reason of his or her position as a director, officer or other agent of VeriSign, and otherwise to the full extent permitted under Delaware law and our bylaws.

Officer Change-in-Control Arrangements.    On August 7, 2007, the Compensation Committee adopted a policy (the “Policy”) pursuant to which executive officers of the Company receive certain benefits upon a change-in-control of the Company. On August 24, 2007, the Compensation Committee adopted and approved the CIC Agreement and CEO Agreement. Further information regarding the Policy, the CIC Agreement and the CEO Agreement may be found elsewhere in this Proxy Statement.

Acceleration of Equity Award Vesting in the Event of a Change-in-Control for Non-Employee Directors and Certain Senior Vice Presidents.    The vesting of equity awards for all non-employee directors accelerates as to 100% of any unvested equity awards upon certain changes-in-control as set forth in the 2006 Equity Incentive Plan. Pursuant to a policy adopted by the Board in 2001, the vesting of stock options for officers at the level of senior vice president who are not executive officers accelerates as to 50% of any shares subject to stock options that are then unvested

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected KPMG LLP as our independent registered public accounting firm to perform the audit of our financial statements for the year ending December 31, 2008, and our stockholders are being asked to ratify this selection. Representatives of KPMG LLP, expected to be present at the Meeting, will have the opportunity to make a statement at the Meeting if they desire to do so and are expected to be available to respond to appropriate questions.

The Board Recommends a Vote “FOR” the Ratification of the Selection of KPMG LLP as our Independent Registered Public Accounting Firm.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by KPMG LLP for the audit of our annual consolidated financial statements for the years ended December 31, 2007 and December 31, 2006, and fees billed for other services provided by KPMG LLP.

	2007 Fees	2006 Fees
Audit Fees (including quarterly reviews):
Consolidated Audit(1)
Integrated Audit	$4,816,524	$3,835,709
Special Investigation	—	2,668,437

Statutory Audits	588,919	545,690
Consent on SEC filing	22,500	7,500

Total Audit Fees	5,427,943	7,057,336
Audit-Related Fees(2)	1,827,715	1,298,855
Tax Fees(3)	41,749	228,717
All Other Fees	—	—

Total Fees	$7,297,417	$8,584,908

(1)	Consolidated audit fees for 2007 represent estimated billings as final billings are yet to be determined.
(2)	Audit-Related Fees consist principally of attestation of internal controls for service organizations under Statement on Accounting Standards No. 70 and Webtrust audits and Carve-out audit.
(3)	Tax Fees include international tax compliance and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

OTHER INFORMATION

Stockholder Proposals for the 2009 Annual Meeting of Stockholders

Proposals of stockholders intended to be presented at our 2008 Annual Meeting of Stockholders and included in our proxy statement and form of proxy relating to the meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must be received by us at our principal executive offices no later than 120 calendar days before the one year anniversary of the date of this Proxy Statement, or December 16, 2008.

In accordance with our Bylaws, we have established an advance notice procedure for stockholder proposals not included in our proxy statement to be brought before an annual meeting of stockholders. In general, nominations for the election of directors may be made:

•	pursuant to VeriSign’s notice of such meeting;

•	by or at the direction of the Board; or

•	by any stockholder of the corporation who was a stockholder of record at the time of giving notice who is entitled to vote at such meeting and complies with the notice procedures set forth below.

The only business that will be conducted at an annual meeting of our stockholders is business that is brought before the meeting by or at the direction of the chairperson of the meeting or by any stockholder entitled to vote who has delivered timely written notice to the Secretary of VeriSign sixty days or no more than ninety days prior to the first anniversary of this year’s annual meeting. In the event that the date of the annual meeting is more than thirty days before or more than sixty days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth day prior to the annual meeting and not later than the close of business on the later of the sixtieth day prior to the annual meeting or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made by us. The stockholder’s notice must contain specified information concerning the matters to be brought before the meeting and concerning the stockholder proposing those matters. If a stockholder who has notified us of his intention to present a proposal at an annual meeting does not appear or send a qualified representative to present his proposal at the meeting, we need not present the proposal for a vote at the meeting. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions established by the SEC. A copy of the full text of the bylaw provisions discussed above may be obtained by writing to the Secretary of VeriSign and is also available at our Website at http://www.verisign.com/verisign-inc/vrsn-investors/Corporate_Governance/index.html. All notices of proposals by stockholders, whether or not included in our proxy materials, should be sent to the Secretary of VeriSign at 21351 Ridgetop Circle, Dulles, Virginia 20166.

Other Business

The Board does not presently intend to bring any other business before the Meeting, and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the Notice of the Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

Whether or not you expect to attend the Meeting, please complete, date, sign and promptly return the accompanying proxy in the enclosed postage paid envelope or complete the proxy electronically or by phone as described on the proxy card and under “Internet and Telephone Voting” in this Proxy Statement so that your shares may be represented at the Meeting.

Communicating With VeriSign

We have from time-to-time received calls from stockholders inquiring about the available means of communication with VeriSign. We thought that it would be helpful to describe these arrangements which are available for your use.

•	If you would like to receive information about VeriSign, you may use one of these convenient methods:

1.	To have information such as our latest Annual Report on Form 10-K or Quarterly Report on Form 10-Q mailed to you, please call our Investor Relations Department at (866) 447-8776 (4IR-VRSN).

2.	To view our Website on the Internet, use our Internet address: www.verisign.com. Our home page gives you access to product, marketing and financial data, and an on-line version of this Proxy Statement, our Annual Report on Form 10-K and other filings with the SEC.

•	If you would like to write to us, please send your correspondence to the following address:

VeriSign, Inc.
Attention: Investor Relations
487 East Middlefield Road
Mountain View, CA 94043-4047

•

If you would like to inquire about stock transfer requirements, lost certificates and change of stockholder address, please call our transfer agent, Mellon Investor Services LLC at (800) 356-2017. Foreign stockholders please call (201) 680-6578. You may also visit their Website at www.melloninvestor.com for step-by-step transfer instructions.

APPENDIX A

VERISIGN, INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

As Adopted August 6, 1999

and amended June 13, 2000, March 25, 2003, November 4, 2004 and February 19, 2008

Role

The Audit Committee of the Board of Directors assists the Board of Directors in fulfilling its oversight responsibilities relating to the Company’s accounting, auditing and reporting practices, and performs other duties as directed by the Board. The Committee oversees the accounting and financial reporting processes at the Company, internal control over financial reporting, audits of the Company’s financial statements, the qualifications of the Company’s independent auditor, and the performance of the Company’s internal audit department and the independent auditor. The independent auditor reports directly to the Committee and the Committee is responsible for the appointment (subject to shareholder ratification), compensation and retention of the independent auditor. The Committee also oversees the Company's processes to manage business and financial risk, and compliance with significant applicable legal and regulatory requirements, and oversees the Company’s ethics and compliance programs.

Membership

The Committee shall consist of at least three members of the Board, with the exact number being determined by the Board. All members of the Committee will be appointed by, and shall serve at the discretion of, the Board; the Board may remove any member of the Committee at any time with or without cause. Unless a chair is elected by the Board, the members of the Committee may designate a chair by majority vote of the Committee membership.

Each member of the Committee shall meet the independence requirements established by the Board and applicable laws, regulations and listing requirements. Each member of the Committee shall have the ability to read and understand fundamental financial statements and otherwise satisfy the financial literacy requirements of The Nasdaq Stock Market (or other stock exchange or market on which the Company’s common stock is listed) or other applicable law. At least one member of the Committee shall be an “audit committee financial expert” as defined by the regulations of the U.S. Securities and Exchange Commission (SEC). No member of the Committee shall have participated in the preparation of the financial statements of the Company or any of its current subsidiaries at any time during the preceding three years.

Meetings

The Committee shall meet at least once each quarter and more frequently as determined to be appropriate by the Committee. At any meeting of the Committee, a quorum for the transaction of business shall be established by the presence of a majority of its members, in person or by telephone or video connection. The Committee shall maintain minutes of the meetings and it shall report regularly to the board in addition to reporting periodically to the Board on significant matters related to the Committee’s responsibilities. The Committee is authorized and empowered to adopt its own rules of procedure not inconsistent with (a) any provision of this Charter, (b) any provision of the Bylaws of the Company, or (c) the laws of the State of Delaware.

Authority

The Committee shall have the resources and authority necessary to discharge its duties and responsibilities. The Committee has sole authority to engage and terminate outside counsel or other experts or consultants, as it deems appropriate, including sole authority to approve the firms’ fees and other retention terms. The Company

A-1

will provide appropriate funding, as determined by the Committee, for the payment of compensation to the Company's independent auditor, outside counsel, and other advisors as the Committee deems appropriate, and administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention. The Committee will have unrestricted access to the Company's books, records, facilities, and personnel. Any communications between the Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Committee will take all necessary steps to preserve the privileged nature of those communications. The Committee may form and delegate authority to subcommittees and may delegate authority to one or more designated members of the Committee.

Responsibilities

The Audit Committee serves a Board-level oversight role, overseeing the relationship with the independent auditor, as set forth in this Charter. The Committee receives information and provides advice, counsel and general direction, as it deems appropriate, to management, the Company’s internal audit department, and the independent auditor, taking into account the information it receives, discussions with the independent auditor, and the experience of the Committee’s members in business, financial and accounting matters.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to audit the Company's financial statements and the effectiveness of the Company's internal control over financial reporting nor is it the Committee’s responsibility to determine that the Company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles. These are the responsibilities of the independent auditor and of management.

The Committee discharges its responsibilities and duties at its various meetings held during the course of the year. The Audit Committee Calendar sets forth the Committee’s specific responsibilities and is considered an addendum to this Charter. The Audit Committee Calendar will be updated periodically as necessary to reflect changes in regulatory requirements, authoritative guidance and evolving oversight practices. The specific responsibilities set out in the Audit Committee Calendar which are required by statute or regulation may only be amended by resolution of the Audit Committee; all other specific responsibilities set out in the Audit Committee Calendar may be amended by the Chairman of the Audit Committee from time to time.

A-2

Addendum

VeriSign Audit Committee Calendar
	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req’d
1.	The agenda for Committee meetings will be prepared in consultation between the Committee chair (with input from the Committee members), Finance management, the Internal Audit Department, the independent auditor (Auditor), the Chief Administrative Office, and General Counsel.	•	•	•	•	•
2.	Review and update the Committee Charter and the Committee Calendar annually and certify that the Committee has adopted a formal written charter and that it has been reviewed and reassessed on an annual basis.				•	•
3.	Advise the Board regarding the Committee's determination whether the Committee’s members meet the applicable requirements of The Nasdaq Stock Market and the SEC.	•
4.	Complete an annual evaluation of the Committee’s performance.				•
5.	Provide a report in the annual proxy that includes the Committee’s review and discussion of matters with management and the Auditor.	•
6.	Include a copy of the Committee charter as an appendix to the proxy statement every year.					•
7.	Appoint or replace the Auditor. Approve the terms of the Auditor’s engagement. Approve the fees for audit services to be paid to the Auditors.				•	•
8.	Evaluate the Auditor’s qualifications and performance.				•	•
9.	Take, or recommend that the full Board take, appropriate action to oversee the independence of the Auditor. Review and confirm the Auditor’s independence from the Company, including by (a) obtaining from the Auditor a formal written statement delineating all relationships between the Auditor and the Company, required to be disclosed by Independence Standards Board Standard 1, (b) discussing with the Auditor any disclosed relationships or services that might affect the Auditor’s objectivity and independence, and (c) reviewing, at least annually, fees paid to the independent auditor for all audit and non-audit services. Monitor the rotation of partners of the Auditor.	•				•
10.	Review with Finance management, the Auditor, and the Internal Audit Department the audit scope and plan, coordination of audit efforts to ensure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors of the Company.	•				•
11.	Discuss with the Auditor the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), 1 as adopted by the Public company Accounting Oversight Board in Rule 3200T.	•	•	•	•

Add-1

VeriSign Audit Committee Calendar
	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req’d
12.	Resolve any significant disagreements between management and the Auditor about financial reporting.					•
13.	Pre-approve all audit services and permissible non-audit services by the Auditor as required by applicable laws or regulations, including the assurance of compliance with 10A(g) of the Exchange Act.	•	•	•	•	•
14.	Review the responsibilities, functions, and performance of the Company’s Internal Audit Department and review the Internal Audit Department’s budget, staffing and responsibilities for the coming year.				•
15.	Review and approve the appointment or change in the head of the Internal Audit Department.					•
16.	Inquire of management, the Internal Audit Department, and the Auditor about significant risks or exposures, review the Company's policies for risk assessment and risk management, and assess the steps management has taken to control such risk to the Company.					•
17.	Consider and review with Finance management, the Auditor, and the Internal Audit Department:
	a. The Company’s annual assessment of the effectiveness of its internal controls and the Auditor's attestation.	•
	b. The adequacy of the Company’s internal controls, including information technology general controls.	•	•	•	•
	c. Any “material weakness” or “significant deficiency” in the design or operation of internal control over financial reporting, and any steps taken to resolve the issue.	•	•	•	•
	d. Any related significant findings and recommendations of the Auditor and Internal Audit Department together with management’s responses.	•	•	•	•
18.	Review with Finance management any significant changes to GAAP or other financial reporting policies or standards or any regulatory changes.	•	•	•	•
19.	Review with Finance management and the Auditor at least annually the Company’s critical accounting policies.				•	•
20.	Consider and approve, if appropriate, major changes to the Company’s accounting principles and practices as suggested by the Auditor, management or the Internal Audit Department.					•
21.	Review with Finance management, the Internal Audit Department and the Auditor at the completion of the annual audit:
	a. The Company’s annual financial statements and related footnotes, and recommend to the Board whether the audited financial statements and related footnotes should be included in the Form 10-K.	•				•
	b. The Auditor's audit of the financial statements and its report thereon, including any matters to be communicated by the Auditor pursuant to Section 10A of the Exchange Act.	•				•

Add-2

VeriSign Audit Committee Calendar
	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req’d
	c. Any significant changes required in the Auditor’s audit plan.	•				•
	d. Any serious difficulties or disputes with management encountered during the course of the audit, and management's response.	•				•
	e. Other matters related to the conduct of the audit, which are to be communicated to the Committee under generally accepted auditing standards.	•				•
22.	Review and consider for approval transactions as required under the Related Party Transactions Policy.	•	•	•	•	•
23.	Review and assess the Related Transactions Policy periodically and suggest changes to the Nominating and Corporate Governance Committee.					•
24.	Consider and review with Finance management and the Internal Audit Department:
	a. Significant findings by the Auditor or the Internal Audit Department during the year and management’s responses.	•	•	•	•
	b. Any difficulties encountered in the course of their audit work, including any restrictions on the scope of their work or access to required information.	•	•	•	•
	c. Any changes required in planned scope of their audit plan.	•	•	•	•
25.	Participate in a telephonic meeting among Finance management, the Internal Audit Department and the Auditor before each earnings release to discuss the earnings release, financial information, use of any non-GAAP information, and earnings guidance.	•	•	•	•
26.	Review and discuss with Finance management and the Auditor the Company's quarterly financial statements.	•	•	•	•
27.	Review the periodic reports of the Company with Finance management, the Internal Audit Department, and the Auditor prior to filing of the reports with the SEC, including the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”	•	•	•	•
28.	In connection with each periodic report of the Company, review:
	a. Management's disclosure to the Committee and the Auditor under Section 302 of the Sarbanes-Oxley Act, including identified changes in internal control over financial reporting.	•	•	•	•
	b. The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act and the process conducted to support the certifications.	•	•	•	•
29.	Oversee compliance with the Company’s Code of Ethics and Business Conduct and other compliance policies and programs and provide suggestions to the Nominating and Corporate Governance Committee to improve the Code and other compliance policies and programs, as appropriate.					•

Add-3

VeriSign Audit Committee Calendar
	RESPONSIBILITY	Q1	Q2	Q3	Q4	As Req’d
30.	Review periodically with the Company’s General Counsel legal, regulatory and other matters that could have a significant impact on the Company’s financial statements, results of operations or compliance with applicable laws and regulations, and review periodic updates on litigation developments or settlement discussions that could have an impact on litigation reserves.	•	•	•	•	•
31.	Establish and monitor procedures to receive, retain and process complaints regarding accounting, internal audit controls or auditing matters and for employees to make confidential, anonymous submissions regarding accounting and auditing matters in compliance with applicable law and/or rules and regulations of the SEC.	•	•	•	•	•
32.	Establish and monitor regular and separate systems of reporting to the Committee by each of (a) management, (b) the Auditor, and (c) the Internal Audit Department regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such statements.	•	•	•	•
33.	Review disclosures made regarding significant or material weaknesses in the design and operation of internal control over financial reporting and any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.	•	•	•	•
34.	Meet with the Auditor periodically in executive session to discuss any matters that the Committee or the Auditor believes should be discussed privately.	•	•	•	•
35.	Meet with the head of the Company’s Internal Audit Department periodically in executive session to discuss any matters that the Committee or the head of the Internal Audit Department believes should be discussed privately.	•	•	•	•
36.	Meet with individual members of senior management and the legal department periodically to discuss any matters that the Committee or either management or legal believe should be discussed privately.	•	•	•	•
37.	Establish policies for hiring employees or former employees of the Auditor and monitor compliance with such policies.					•
38.	Oversee the review of Section 16 Officer expenses conducted by the Internal Audit Department.					•
39.	Provide new committee members and the full committee with appropriate orientation and education related to accounting principles and procedures and other matters that are requested by the Committee from time to time.					•

Add-4

APPENDIX B

CHARTER OF THE

COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS OF

VERISIGN, INC.

As Adopted December 18, 2002

and amended November 9, 2004 and February 19, 2008

PURPOSE AND AUTHORITY:

The Compensation Committee (the “Committee”) of the Board of Directors of VeriSign, Inc. (the “Company”) is appointed by the Board of Directors (the “Board”) to discharge the Board’s responsibilities with respect to all forms of compensation of the Company’s executive officers, to administer the Company’s equity incentive plans, and to produce an annual report on executive compensation for use in the Company’s proxy statement. This Charter sets forth the authority and responsibility of the Committee for approving and evaluating executive officer compensation arrangements, plans, policies and programs of the Company, and for administering the Company’s equity incentive plans for employees whether adopted prior to or after the date of adoption of this charter (the “Stock Plans”).

MEMBERSHIP:

The Committee will consist of not less than two members of the Board, with the exact number being determined by the Board. Each of the members of the Committee will be (i) an “independent director” as defined under the rules of the Nasdaq Stock Market, Inc., as they may be amended from time to time (the “Rules”), except as may otherwise be permitted by such Rules, (ii) a “Non-Employee Director,” as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) an “outside director” under Regulation Section 1.162- 27 promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended. All members of the Committee will be appointed by, and shall serve at the discretion of, the Board.

The Board will select members of the Committee who will be approved by a majority vote of the Board. Committee members will serve during their respective term as a director, subject to earlier removal by a majority vote of the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the Committee membership.

DUTIES AND RESPONSIBILITIES:

The principal processes of the Committee in carrying out its oversight responsibilities are set forth below. These processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate and may establish policies and procedures from time to time that it deems necessary or advisable in fulfilling its responsibilities.

1. The Committee will have the authority to determine the form and amount of compensation to be paid or awarded to all employees of the Company. The Committee may delegate authority to subcommittees of the Committee or to executive officers of the Company with respect to compensation determinations for persons who are not executive officers of the Company to the extent permitted by applicable law.

2. The Committee will have the authority to determine the form and amount of compensation to be paid or awarded to the Company’s directors, including compensation for service on the Board or on committees of the Board.

3. The Committee will have the sole authority and right, as and when it shall determine to be necessary or appropriate to the functions of the Committee, at the expense of the Company and not at the expense of the members of the Committee, to retain and terminate compensation consultants, legal counsel and other advisors of its choosing to assist the Committee in connection with its functions. The Committee shall have the sole authority to approve the fees and other retention terms of such advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any such advisors employed by the Committee pursuant to this charter.

4. In discharging its responsibilities, the Committee shall have full access to any relevant records of the Company and may also request that any officer or other employee of the Company, including the Company’s senior compensation or human resources executives, the Company’s outside counsel or any other person meet with any members of, or consultants to, the Committee.

5. The Committee will annually review and approve the corporate goals and objectives relevant to CEO compensation and evaluate the CEO performance in light of these goals and objectives. Based on this evaluation, the Committee will make and annually review decisions respecting (i) salary paid to the CEO, (ii) the grant of all cash-based bonuses and equity compensation to the CEO, (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the CEO, (iv) any CEO severance or change in control arrangement, (v) the provision of any perquisites not generally available to other Company employees and (vi) any other CEO compensation matters as from time to time directed by the Board. In determining the long-term incentive component of the CEO’s compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to chief executive officers at companies that the Committee determines comparable based on factors it selects, and the incentive awards given to the Company’s CEO in prior years. In making determinations regarding any one of the foregoing components, the Committee shall consider all applicable components of the CEO’s compensation.

6. The Committee will annually review the corporate goals and objectives relevant to executive officers’ compensation. Based on this evaluation, the Committee will annually review decisions respecting (i) salary paid to the executive officers, (ii) the grant of cash-based bonuses and equity compensation provided to the executive officers, (iii) the entering into or amendment or extension of any employment contract or similar arrangement with the executive officers, (iv) executive officers’ severance or change in control arrangement, (v) the provision of any perquisites not generally available to other Company employees and (vi) any other executive officer compensation matters as from time to time directed by the Board. In determining the long-term incentive component of the executive officer’s compensation, the Committee will consider the Company’s performance and relative shareholder return, the value of similar incentive awards to executive officers at companies that the Committee determines comparable based on factors it selects, and the incentive awards given to the Company’s executive officers in prior years. In making determinations regarding any one of the foregoing components, the Committee shall consider all applicable components of the executive officers’ compensation.

7. The Committee will annually review and make recommendations to the Board with respect to adoption and approval of, or amendments to, all cash-based and equity-based incentive compensation plans and arrangements, and the shares and amounts reserved thereunder after taking into consideration the Company’s strategy of long-term and equity-based compensation.

8. The Committee will: (i) approve grants of stock, stock options or stock purchase rights to individuals eligible for such grants (including grants in compliance with Rule 16b-3 promulgated under the Exchange Act to individuals who are subject to Section 16 of the Exchange Act); (ii) interpret the Stock Plans and agreements thereunder; and (iii) determine acceptable forms of consideration for stock acquired pursuant to the Stock Plans. The Committee may delegate to the Company’s Chief Executive Officer the authority to grant options to employees of the Company or of any subsidiary of the Company who are not directors or executive officers, provided that no option grant exceeds any limit subsequently established by resolution of the Committee and, provided further, that the price per share is no less than the fair market value of the Company’s common stock on the date of grant.

9. The Committee will meet with the CEO within 90 days after the commencement of each fiscal year to discuss the incentive compensation programs to be in effect for the Company’s executive officers for such fiscal year and the corporate goals and objectives relevant to those programs.

10. The Committee will periodically review the Company’s procedures with respect to employee loans, and will not approve any arrangement in which the Company, directly or indirectly, extends or maintains credit, arranges for the extension of credit or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company. The Committee will assist the Board and management of the Company in complying with this prohibition.

11. The Committee shall (i) review the Compensation Discussion and Analysis section proposed for inclusion in the Company’s Annual Report on Form 10-K and annual proxy statement; (ii) discuss the Compensation Discussion and Analysis section with management and recommend to the Board whether such section should be included in such Annual Report and proxy statement; and (iii) furnish for inclusion in such Annual Report and proxy statement its report with respect to such discussion and recommendation as required by applicable law.

12. The Committee will make regular reports to the Board.

13. The Committee will review this Charter annually and recommend to the Board any changes it determines are appropriate.

14. The Committee will at least annually review its performance and submit a report on its performance to the Board.

15. The Committee will perform any other activities required by applicable law, rules or regulations, including the rules of the Securities and Exchange Commission and any exchange or market on which the Company’s capital stock is traded, and perform other activities that are consistent with this charter, the Company’s certificate of incorporation and bylaws, and governing laws, as the Committee or the Board deems necessary or appropriate.

MEETINGS:

Meetings of the Committee will be held from time to time, but no less than quarterly, in response to the needs of the Board or as otherwise determined by the chairman of such Committee and shall provide written reports to the Board.

A quorum at any Committee meeting shall be at least two members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held, except as specifically provided herein (or where the Committee consists of only two members, by unanimous vote). In lieu of a meeting, the Committee may also act by unanimous written consent resolution.

AGENDA AND MINUTES:

The Chairperson of the Committee shall be responsible for establishing the agendas for meetings of the Committee. An agenda, together with materials relating to the subject matter of each meeting, shall be sent to members of the Committee prior to each meeting. Minutes for all meetings of the Committee shall be prepared to document the Committee’s discharge of its responsibilities. The minutes shall be approved at a subsequent meeting of the Committee and shall be distributed periodically to the full Board of Directors.

VERISIGN, INC.

ATTN: INVESTOR RELATIONS

487 EAST MIDDLEFIELD ROAD

MOUNTAIN VIEW, CA 94043

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ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by VeriSign, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

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VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to VeriSign, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: VERIS1

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VERISIGN, INC.

The Board recommends a vote "FOR" each of the proposals listed below.

Vote On Directors

For All

Withhold All

For All Except

1. ELECTION OF DIRECTORS

Nominees:

01) D. James Bidzos

02) William L. Chenevich

03) Kathleen A. Cote

04) John D. Roach

05) Louis A. Simpson

06) Timothy Tomlinson

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Vote On Proposal

For

Against

Abstain

2. To ratify the selection of KPMG LLP as VeriSign's independent registered public accounting firm for the year ending December 31, 2008.

For address changes and/or comments, please check this box and write them on the back where indicated.

MATERIALS ELECTION

As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report on Form 10-K and Letter to Stockholders are available at www.proxyvote.com.

VERISIGN, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS

The stockholder(s) hereby appoint(s) William A. Roper, Jr. and Richard H. Goshorn, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of VeriSign, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at VeriSign’s corporate headquarters located at 487 East Middlefield Road, Mountain View, CA 94043, on Thursday, May 29, 2008 at 10:00 A.M., Pacific Time and any adjournment or postponement thereof.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)